Exhibit 10.3

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Subscription Agreement” or the “Agreement”), dated as of (date), is entered into among EPIEN Medical, Inc., a Minnesota corporation (the “Company”), and the purchasers listed on Schedule A hereto who have executed a signature page of the Agreement (each, a “Purchaser” and collectively, the “Purchasers”). Certain definitions used in this Subscription Agreement shall have the meanings given to them in Section 5 below.

WHEREAS, the Company is conducting an offering (the “Offering”) of an aggregate Offering amount of up to One Million Seven Hundred and Seventy-Five Thousand Dollars ($1,775,000), involving the sale of up to 71 units, each consisting of (a) $25,000 in Convertible Notes (as defined below); and (b) detachable warrants (the “Warrants”) to purchase shares of the Company’s common stock (collectively, the Convertible Notes and the Warrants, the “Units”), for $25,000 per Unit;

WHEREAS, subject to the terms and conditions set forth herein, the Company wishes to issue and sell to each Purchaser, and each Purchaser wishes to purchase from the Company, the Units in exchange for the consideration (the “Consideration”) set forth opposite such Purchaser’s name on Schedule A hereto.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DESCRIPTION OF CONVERTIBLE NOTES, WARRANTS AND COMMITMENT

1.1 Description of Convertible Notes.

Principal Amount; Interest. The Company has authorized the issuance and sale of Senior Secured Convertible Notes in the aggregate original principal amount of up to One Million Seven Hundred and Seventy-Five Thousand Dollars ($1,775,000 USD) in substantially the form attached hereto, and with the terms set forth in, Exhibit A (the “Convertible Notes” and each a “Convertible Note”), subject to the receipt by the Company or Persons as directed by the Company of the Consideration no later than the Closing Date. In exchange for each $25,000 of Consideration paid by each Purchaser, the Company will sell and issue to such Purchaser a Unit. Each Convertible Note will have a principal balance equal to the Consideration paid by such Purchaser for such Units, as set forth opposite such Purchaser’s name on Schedule A, and shall accrue interest on its unpaid principal balance at an aggregate rate of ten percent (10%) per annum (with a minimum of one year of interest) from the Closing Date, which interest shall accrue from the Closing Date and be paid to such Purchaser upon the earlier of maturity or conversion of the applicable Convertible Note (the “Interest”). The Convertible Notes shall be secured pursuant to the terms of a security agreement in substantially the form attached hereto as Exhibit B (the “Security Agreement”). The payment of the Convertible Notes and the security interest set forth in the Security Agreement shall be issued as senior secured debt and have priority over the Subordinated Lender, pursuant to the Subordination Agreement in the form of Exhibit C hereto (the “Subordination Agreement”).

1.2 Warrants.

Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, at and subject to the Closing, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees to purchase from the Company, as part of the Units, a Warrant to purchase that number of shares of Common Stock as calculated as set forth in the introductory paragraph of the Warrant, a form of which is attached hereto as Exhibit D at an aggregate exercise price calculated as set forth in Section 2(b) of the Warrant, a form of which is attached hereto as Exhibit D, with an exercise period of five (5) years from the Closing Date (the “Warrant Exercise Period”).

1.3 Piggyback Registration Rights.

(a) The Company covenants and agrees that if, at any time prior to the Registration Rights Expiration Date (defined below), it proposes to file a registration statement with respect to its common stock (other than in connection with an offering to the Company’s employees (Form S-8) or in connection with an acquisition, merger or similar transaction (Form S-4)) under the Securities Act in a primary registration on behalf of the Company, and the registration form to be used may be used for the issuance or resale of (i) the shares underlying the Convertible Notes (the “Note Shares”), (ii) the shares of Common Stock issuable upon exercise of the Warrants or (iii) the shares of Common Stock issuable upon exercise of the Warrants (defined in Section 8.9) ((ii) and (iii) collectively, the “Warrant Shares” and together with the Note Shares, the “Registrable Securities”), the Company will give prompt written notice to each Purchaser and (name) of its intention to file such registration statement and will offer to include in such registration statement, such number of Registrable Securities with respect to which the Company has received written requests for inclusion therein within three (3) Business Days days after the giving of notice by the Company (the “Piggyback Registration Rights”). If such registration statement is for an underwritten offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters, which terms and conditions shall be agreed upon between the Company and the underwriters in the Company’s sole discretion. Notwithstanding the obligations set forth above, if (i) any Securities and Exchange Commission guidance sets forth a limitation on the number of securities permitted to be registered on a particular registration statement as a secondary offering or (ii) the underwriters in such offering advise the Company that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities to be registered on such registration statement will be reduced pro rata between the Purchasers and other parties whose securities are included in such registration statement. The “Registration Rights Expiration Date” shall be five years from the Closing.

(b) Demand Registration Rights.

At any time commencing on the earlier of (1) ninety (90) days following an IPO (as defined below); and (2) the one year anniversary of the Closing Date, Purchasers holding a majority in interest of the then outstanding principal amount of the Convertible Notes sold in the Offering (“Majority In Interest”), shall have the one-time right, by written notice provided to the Company (the “Demand Notice”), to demand the Company to register for resale all of the Registrable Securities under and in accordance with the provisions of the Securities Act by filing with the Securities and Exchange Commission (the “Commission”) a registration statement covering the resale of the Registrable Securities (the “Demand Registration Statement”). Such Demand Registration Statement shall be (i) filed by the Company with the Commission no later than sixty (60) days after receipt by the Company of the Demand Notice (the “Demand Filing Date”), and (ii) the Company shall use commercially reasonable efforts to obtain effectiveness of the Demand Registration Statement promptly after the Demand Filing Date. The Demand Registration Statement required hereunder shall be on Form S-1 (except if the Company is eligible to register for resale the Registrable Securities on Form S-3, in which case the Demand Registration Statement shall be on Form S-3). The Company shall keep the Demand Registration Statement continuously effective, and the information in the Demand Registration Statement current under Section 10(a) of the Securities Act until the earlier of (i) the date when all Registrable Securities included in the Demand Registration Statement have been sold pursuant to the Demand Registration Statement, (ii) the date that the Registrable Securities can be resold without restriction pursuant to Rule 144 of the Securities Act; and (iii) one (1) year following the end of the Warrant Exercise Period. Notwithstanding the obligations set forth above, if (x) any Commission guidance sets forth a limitation on the number of securities permitted to be registered on the Demand Registration Statement (including any other securities included by the Company in such Demand Registration Statement) or (y) the underwriters in such offering advise the Company that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities to be included on such Demand Registration Statement for the benefit of the Purchasers and (name) will be reduced pro rata between the Participants (and such other parties) whose securities are included in such Demand Registration Statement; provided further that the Company shall take action to file additional registration statements at the request of a Majority In Interest, after the effectiveness of the Demand Registration Statement, subject to (i) Commission rules and guidance and the requirements set forth above and (ii) such underwriters’ advice, until all Registrable Securities are registered.

1.4 General Registration Obligations.

(a) As a condition to including such Registrable Securities in such registration statement, as applicable, each Purchaser and (name) desiring to include Registrable Securities in such registration statement shall (i) enter into a confirmation/acknowledgement agreement with the Company, confirming their beneficial ownership of Company securities, the owners of any entities holding Company securities which they beneficially own, the plan of distribution of the registration statement, and such other matters as the Company or its legal counsel may reasonably request, and to update such information from time-to-time, upon request, and (ii) in the case of an underwritten offering, enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.

(b) Each Purchaser and (name) agrees to sell all Registrable Securities registered under any registration statement and sold in connection therewith, in compliance with the plan of distribution set forth in such registration statement and any and all applicable prospectus delivery requirements, and to immediately cease and refrain from selling Registrable Securities, upon written notice from the Company, that any registration statement registering the resale of the Registrable Securities is not effective, contains any misstatements or omissions, that the prospectus included in such registration statement no longer complies with the requirements of Section 10 of the Securities Act, or that the prospectus or registration statement can no longer be relied upon for any reason, until such time as Purchaser and (name) is notified by the Company that such registration statement is effective or such prospectus is compliant with Section 10 of the Securities Act, or otherwise.

(c) Each Purchaser and (name) agrees not to take any action with respect to any distribution deemed to be made pursuant to a registration statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(d) Each Purchaser and (name) shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, to the extent arising out of or based solely upon: (x) such Purchaser’s or (name)’s failure to comply with any applicable prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser or (name) to the Company expressly for inclusion in such registration statement or such prospectus or (ii) to the extent, but only to the extent, that such information relates to such Purchaser’s or (name)’s proposed method of distribution of registrable securities and was reviewed and expressly approved in writing by such Purchaser and (name) expressly for use in a registration statement, such prospectus or in any amendment or supplement thereto or (iii) in the case such Purchaser or (name) uses an outdated, defective or otherwise unavailable prospectus after the Company has notified such Purchaser or (name) in writing that the prospectus is outdated, defective or otherwise unavailable for use by such Purchaser or (name).

1.5 Use of Proceeds.

The proceeds from the sale and issuance of the Units shall be used to pay expenses and fees to the FDA and working capital to support product research and development and IPO expenses and for general corporate purposes and shall not be used to repay any outstanding indebtedness of the Company.

1.6 Closing.

The closing of the sale of the Units in return for the Consideration paid by Purchasers (the “Closing”) will take place remotely via the exchange of documents and signatures on the date of and simultaneously with the execution of this Subscription Agreement, or at such other time and place as mutually agreed upon in writing by the Company upon satisfaction of the covenants and conditions set forth in Sections 1.7 and 1.8 (the “Closing Date”). The Company and the Purchasers agree that there shall be two (2) Closings as follows: (i) the initial Closing (the “First Closing”) shall take place when there are subscriptions for a minimum of Nine Hundred Thousand Dollars ($900,000.00), or thirty six (36) Units; and (ii) the second and final Closing (the “Final Closing”) shall take place when there are subscriptions for Eight Hundred and Seventy Five Thousand Dollars ($875,000) or thirty-five (35) Units AND the Company has received FDA approval of its HybenX product.

1.7 Deliveries.

On or prior to any such Closing Date:

(i) each Purchaser will deliver to the Company (x) the amount of Consideration set forth opposite such Purchaser’s name on Schedule A hereto, which amount shall initially be wired to the non-interest bearing trust account (“Trust Account”) of (name) to be held until the Consideration from all Purchasers has been received, at which time, upon written notice to PAA, the Consideration (less the Closing Fees) shall be released from the Trust Account by the PAA and delivered to the Company), (y) signed copies of this Agreement and (z) the Other Investor Agreements to which they are parties (including, but not limited to, the 4Security Agreement), and

(ii) the Company will (A) deliver to each Purchaser an executed Convertible Note and Warrant in amounts based on such Purchaser’s Consideration and the Other Investor Agreements, in return for the applicable Consideration provided to the Company and (B) pay the Closing Fees as set forth in Section 8.9 below (which Closing Fees shall be deducted from the Consideration as described above).

With respect to PAA and Trust Account, Purchaser and Company agree that the Consideration from each Purchaser will be commingled with other funds in trust on deposit in the Trust Account. Each Purchaser, by executing and performing under this Agreement, shall be deemed to have agreed to be bound by, the terms of the agreement between PAA and the Company at Exhibit F. It is further acknowledged and agreed that PAA shall not accept on deposit any Other Investor Agreements, unless otherwise agreed to by the Company and Purchaser.

1.8 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality) on any such Closing Date of the representations and warranties of the Purchasers contained herein and in each Other Investor Agreements (unless such representations and warranties are made as of a specific date in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to any such Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 1.7(i) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with any Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on any such Closing Date of the representations and warranties of the Company contained herein (unless such representations and warranties are made as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to any such Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 1.7(ii) of this Agreement;

(iv) the Purchasers will have confirmed the engagement of an underwriter suitable to the Purchasers for the Company’s IPO; and

(v) there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

2. REPRESENTATIONS AND WARRANTIES OF PURCHASERS

In connection with the transactions contemplated by this Subscription Agreement, each Purchaser, individually, and not jointly or severally, hereby represents and warrants to the Company as follows:

2.1 Authority.

Such Purchaser has the legal right, power and authority to enter into, execute, deliver and perform its obligations under this Subscription Agreement, the Other Investor Agreements (to which it is a party) and the agreements, documents and instruments contemplated thereby to which such Purchaser is a party and each such Purchaser’s manager, partner, officer or agent executing and delivering this Subscription Agreement and the Other Investor Agreements (to which it is a party) is authorized to do so. This Subscription Agreement, the Other Investor Agreements (together, the “Transaction Documents”) and the agreements, documents and instruments contemplated thereby to which such Purchaser is a party have been duly and validly executed and delivered and constitute legal, valid and binding obligations of such Purchaser, enforceable in accordance with their respective terms subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief or other equitable remedies.

2.2 Investor Status.

Such Purchaser and each equity owner of such Purchaser (i) is an “accredited investor,” as that term is defined in Regulation D under the Securities Act, and has executed a Certification of Accredited Investor Status in the form of Schedule B hereto, and (ii) has such knowledge, skill, sophistication and experience in business and financial matters, based on actual participation, that it and each equity owner of such Purchaser is capable of evaluating the merits and risks of the purchase of the Units, the Convertible Notes, the Warrants and the Common Stock issuable upon exercise of the Warrants (collectively, the “Securities”) from the Company and the suitability thereof. Such Purchaser agrees to furnish any additional information reasonably requested by the Company to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Securities.

2.3 Investment Experience.

Such Purchaser is an investor in securities of development-stage companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

2.4 Investment for Purchaser’s Own Account.

Such Purchaser acknowledges that this Subscription Agreement is made with such Purchaser in reliance upon such Purchaser’s representations to the Company, which such Purchaser confirms by executing this Subscription Agreement, that (a) the Securities will be acquired for investment for such Purchaser’s own account, not as a nominee or agent (unless otherwise specified on such Purchaser’s signature page hereto), and not with a view to the resale or distribution of any part thereof and (b) it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to the Securities. If other than an individual, such Purchaser also represents it has not been organized solely for the purpose of acquiring the Securities.

2.5 Disclosure of Information; Non-Reliance.

Such Purchaser acknowledges that it has received all the information it considers necessary or appropriate to enable it to make an informed decision concerning an investment in the Securities. Such Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Offering. Such Purchaser confirms that the Company has not given any guarantee or representation as to the potential success, return, effect, or benefit (whether legal, regulatory, tax, financial, accounting, or otherwise) of an investment in the Securities. In deciding to purchase the Securities, such Purchaser is not relying on the advice or recommendations of the Company and such Purchaser has made its own independent decision that the investment in the Securities is suitable and appropriate for such Purchaser. Such Purchaser understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

2.6 Restricted Securities.

Such Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act or any state securities laws, by reason of specific exemptions under the provisions thereof that depend upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein. Such Purchaser understands that the Securities are “restricted securities” under U.S. federal and applicable state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and registered or qualified by state authorities, or an exemption from such registration and qualification requirements is available. Except as set forth herein with respect to the Common Stock issuable upon conversion of the Convertible Notes and exercise of the Warrants, such Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale and further acknowledges that, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company that are outside of such Purchaser’s control, and that the Company is under no obligation, and may not be able, to satisfy.

2.7 No Public Market.

Such Purchaser understands that no public market now exists for the Securities and that the Company has made no assurances that a public market will ever exist for the Securities.

2.8 No General Solicitation.

Such Purchaser, and its officers, managers, employees, agents, stockholders, or partners have not either directly or indirectly, including through a broker or finder, solicited offers for or offered or sold the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. Such Purchaser acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

2.9 Residence.

Such Purchaser’s residence (in the case of a natural person) or principal place of business (in the case of an entity) is located in the state or province identified in the address shown on such Purchaser’s signature page hereto.

2.10 No “Bad Actor” Disqualifying Events.

No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to such Purchaser, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable, in which case such Disqualification Event has been described to the Company in writing.

2.11 Legends.

The Purchaser understands that the Securities and any securities issued in respect of or exchange for the Securities, may be notated with one or all of the following legends:

(a) “THE [SECURITIES] REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b) Any legend set forth in, or required by, the other Investor Agreements.

(e) Any legend required by the securities laws of any state to the extent such laws are applicable to the Securities represented by the certificate, instrument, or book entry so legended.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

To induce the Purchasers to enter into this Subscription Agreement, the Company represents and warrants to Purchasers that as of the Closing Date:

3.1 Valid Existence and Authority.

The Company (a) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Minnesota, (b) has all requisite power and authority to own its assets and carry on its business as now conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and the failure to obtain such qualification is likely to result in a Material Adverse Effect (as defined below). The Company has the requisite power and authority to execute, deliver, and perform its obligations under this Subscription Agreement, the Other Investor Agreements and all other agreements to which it is, or in connection with the transactions contemplated hereby may become, a party.

3.2 Litigation.

There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that questions the validity of this Subscription Agreement or the Other Investor Agreements, or the right of the Company to issue the Securities, or to consummate the transactions contemplated hereby or thereby, or that, if determined adversely, would reasonably be expected to, either individually or in the aggregate, result in a material adverse effect on the Business, operations, assets or condition (financial or otherwise) of the Company (a “Material Adverse Effect”). The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate. The Company has not received any correspondence from any third party with respect to any of the foregoing.

3.3 Default.

The Company is not in material default under any loan agreement, indenture, mortgage, security agreement, lease, franchise, permit, license or other agreement or obligation to which it is a party or any of its assets or properties are bound.

3.4 Capitalization.

(a) The authorized capital of the Company consists of Sixty Million Shares (60,000,000) of Common Stock (“Common Stock”), of which 45,940,235 shares are issued and outstanding and held by the shareholders and in the amounts set forth on Schedule 3.4(a) hereto. All of the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and nonassessable.

(b) All of the outstanding shares of Common Stock were issued in compliance with applicable securities and corporate laws. None of the outstanding shares of Common Stock were issued in violation of any agreement or commitment to which the Company is a party or is subject or in violation of any preemptive or similar rights of any Person.

(c) Except as set forth on Schedule 3.4(c) hereto, there are no outstanding or authorized options, warrants, convertible securities, stock appreciation, phantom stock, profit participation, or other rights, agreements, or commitments relating to the Capital Stock or obligating the Company to issue or sell any Capital Stock of, or any other interest in, the Company. There are no voting trusts, member agreements, voting agreements, proxies, or other agreements in effect with respect to the voting or transfer of any of the Common Stock.

3.5 Authorization and Compliance with Laws and Material Agreements.

The execution, delivery and performance by the Company of this Subscription Agreement, the Other Investor Agreements and any other agreements to which it is or may in connection with the transactions contemplated hereby become a party, have been or prior to the consummation of such transactions will be duly authorized by all requisite corporate action on the part of the Company and do not and will not violate its Articles of Incorporation or bylaws, each as in effect on the Closing Date, or any law or any order of any court, governmental authority or arbitrator, and do not and will not upon the consummation of the transactions contemplated hereby conflict with, result in a breach of, or constitute a default under, or result in the imposition of any Lien upon any assets of the Company pursuant to the provisions of any loan agreement, indenture, mortgage, security agreement, franchise, permit, license or other instrument or agreement by which the Company or any of its properties is bound. The Company has obtained all authorizations, approvals or consents of, and made all required filings or registrations with, any court, governmental authority or third Person that are necessary for the legally valid and enforceable execution, delivery or performance by the Company of this Subscription Agreement and the Other Investor Agreements. The Company is not in violation of any term of its Articles of Incorporation or bylaws, each as in effect on the Closing Date, or, in any material respect, of any contract, agreement, judgment or decree to which it is a party or by which it or any of its assets or properties are bound and is in material compliance with all applicable laws, regulations and rules.

3.6 Solvency.

After giving effect to the transactions contemplated by this Subscription Agreement and the Other Investor Agreements, the Company will be solvent, able to pay its debts as they mature, and have capital sufficient to carry on its Business and all businesses in which it is engaged.

3.7 Enforceability.

This Subscription Agreement and the Other Investor Agreements, when delivered, shall constitute legal, valid and binding obligations of the Company and shall be enforceable against the Company in accordance with their respective terms subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief or other equitable remedies.

3.8 Securities Laws.

The Company has complied in all material respects with or is exempt from the registration and/or qualification requirements of all federal securities laws (including, but not limited to, the Securities Act and the rules and regulations thereunder, and the Exchange Act and the regulations thereunder) and any state securities or blue sky laws applicable to the issuance or sale of the Securities.

3.9 Issuance of Securities.

The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and upon the exercise of the Warrants.

3.10 Office of Foreign Assets Control.

Neither the Company nor any subsidiary of the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any subsidiary of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

3.11 No Disqualification Events.

With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder. The Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities. The Company will notify the Purchasers in writing, prior to any such Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

3.12 No General Solicitation.

Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

3.13 Tax Status.

Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any subsidiary know of no basis for any such claim.

3.14 Investment Company.

The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

4. REPLACEMENT OF CONVERTIBLE NOTES

Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of a Convertible Note and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company or, in the event of such mutilation upon surrender and cancellation of such Convertible Note the Company, without charge to the Holder thereof, will make and deliver a new Convertible Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Convertible Note. If any such lost, stolen or destroyed Convertible Note, is owned by such Purchaser or any other Holder whose credit is satisfactory to the Company, then the affidavit of such Holder, if an individual, or an authorized officer of such Holder, if an entity, setting forth the fact of loss, theft or destruction and of its ownership of such Convertible Note at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no further indemnity shall be required as a condition to the execution and delivery of a new Convertible Note other than a written indemnification agreement of such owner (in form reasonably satisfactory to the Company).

5. INTERPRETATION OF AGREEMENT

5.1 Certain Terms Defined. Capitalized terms used in this Subscription Agreement that are not otherwise defined herein shall have the meanings given to them below:

(a) “Affiliate” means (x) any Person directly or indirectly controlling, controlled by or under common control with another Person, or (y) any manager, director, officer, partner or employee of a Person; a Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through ownership of voting securities, by contract, or otherwise.

(b) “Business” means the financing, management and operation of the Company.

(c) “Business Day” means each day of the week except Saturdays, Sundays, and days on which banking institutions are authorized by law to close in Minnesota.

(d) “Capital Stock” means any Common Stock, preferred stock and other equity securities of the Company, whether authorized as of or after the date hereof.

(e) “Dispose” means to sell, convey, license, transfer, assign, lease, abandon or otherwise dispose (including in a sale and leaseback transaction).

(f) “Equity Securities” means any and all shares of Capital Stock and any securities of the Company convertible into, or exchangeable or exercisable for, such Capital Stock, and options, warrants or other rights to acquire such Capital Stock.

(g) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h) “FDA” means the United States Food and Drug Administration.

(i) “GAAP” means United States generally accepted accounting principles, applied on a consistent basis.

(j) “Holder” means, when used in reference to the Convertible Notes and Warrants issued pursuant to this Subscription Agreement, the Person (including each Purchaser) who, at the time of determination, is the lawful owner as the Purchaser or as permitted successor purchaser, assignee, or transferee pursuant to this Subscription Agreement, the Convertible Notes and the Warrants.

(k) “Indebtedness” means for any Person: (a) all indebtedness, whether or not represented by bonds, debentures, notes, securities, or other evidences of indebtedness, for the repayment of money borrowed, (b) all indebtedness representing deferred payment of the purchase price of property or assets, (c) all indebtedness under any lease which, in conformity with GAAP, is required to be capitalized for balance sheet purposes and leases of property or assets made as a part of any sale and lease-back transaction if required to be capitalized, (d) all indebtedness under guaranties, endorsements, assumptions, or other contractual obligations, including any letters of credit, or the obligations in respect of, or to purchase or otherwise acquire, indebtedness of others, (e) all indebtedness secured by a Lien existing on property owned, subject to such Lien, whether or not the indebtedness secured thereby shall have been assumed by the owner thereof, (f) trade accounts payable more than ninety (90) days past due excluding trade accounts payable in an aggregate principal amount at any time outstanding of $25,000 that are being contested in good faith, (g) all amendments, renewals, extensions, modifications and refundings of any indebtedness or obligations referred to in clauses (a), (c), (d) or (e), excluding trade accounts payable in the ordinary course of business.

(l) `”IPO” means an initial public offering of the Common Stock or any other security of the Company and listed on a U.S. or foreign stock exchange and/or such date that any of the Company’s securities become registered under the Securities Act.

(m) “Lien” means any lien, mortgage, security interest, tax lien, pledge, encumbrance, financing statement, or conditional sale or title retention agreement, or any other interest in property designed to secure the repayment of Indebtedness or any other obligation, whether arising by agreement, operation of law, or otherwise.

(n) “Other Investor Agreements” means the Convertible Notes, the Security Agreement, the Warrants, the Subordination Agreement and all other agreements, instruments and documents (including, without limitation, notes, guarantees, powers of attorney, consents, assignments, contracts, notices, subordination agreements and all other written matter), and all renewals, modifications and extensions thereof, whether heretofore, now or hereafter executed by or on behalf of the Company, any guarantor or any other Person and delivered to and for the benefit of such Purchaser or any Person participating with such Purchaser in the Offering.

(o) “Person” means any individual, sole proprietorship, corporation, business trust, unincorporated organization, association, limited liability company, partnership, joint venture, governmental authority (whether a national, federal, state, county, municipality or otherwise, and shall include without limitation any instrumentality, division, agency, body or department thereof), or other entity.

(p) “Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including Equity Interests.

(q) “Securities Act” means the Securities Act of 1933, as amended.

(r) “Stock Equivalents” term means any option, warrant and any other security or obligation that is by its terms, directly or indirectly, convertible into or exchangeable or exercisable for Capital Stock, and any option, warrant or other right to subscribe for, purchase or acquire Capital Stock or Stock Equivalents (disregarding any restrictions or limitations on the exercise of such rights).

(s) “Subordinated Lender” means Old National Bank, which has entered into three promissory notes with the Company and entered into a Subordination Agreement to subordinate the amount of the debt is owed by the Company in favor of the Purchasers.

Terms that are defined in other Sections of this Subscription Agreement shall have the meanings specified therein. All other terms contained in this Subscription Agreement shall have, when the context so indicates, the meanings provided for by the Uniform Commercial Code as adopted and in force in Minnesota, as from time to time in effect.

6. AFFIRMATIVE COVENANTS

The Company covenants and agrees that, from the date hereof and until all of the obligations due to Purchasers under this Agreement and the Other Investor Agreements and until the Convertible Notes have been finally and irrevocably paid in full in accordance with the terms thereof unless waived in writing by the Purchasers:

6.1 Preservation of Existence and Conduct of Business.

The Company will preserve and maintain its existence and all of its leases, privileges, franchises, qualifications and rights that are necessary in the ordinary conduct of its Business.

6.2 Pre-emptive Rights.

Except in connection with its IPO, if the Company proposes to offer or sell any Equity Securities for a period of one (1) year following the Closing Date, the Company shall first offer 20% of such Equity Securities to the Purchasers (the “New Securities”) as follows:

(a) The Company shall give notice (the “Offer Notice”) to each Purchaser, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within ten (10) calendar days (the “Offer Period”) after the Offer Notice is given, each Purchaser may elect in writing (the “Election Notice”) to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Convertible Notes then held by such Purchaser to all of the then-outstanding Convertible Notes (the “Pro Rata Proportion”). Such Election Notice shall also set forth the maximum number of New Securities that such Purchaser would be willing to purchase.If any Purchaser(s) fail to provide an Election Notice to the Company during the Offer Period, the Purchasers who had elected to purchase more than their Pro Rata Proportion (the “Overallotment Purchasers”) shall also be allocated that portion of the New Securities for which Purchasers were entitled to subscribe but that were not subscribed for by the Purchasers pro rata based on the number of shares of New Securities such Overallotment Purchasers have elected to purchase in excess of their Pro Rata Propoirtion. The closing of any sale pursuant to this Section 6.2(b) shall occur within the sixty (60) calendar days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to this Section 6.2(b).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 6.2(b), the Company may, during the ninety (90) calendar day period following the expiration of the periods provided in Section 6.2(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) calendar days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Purchasers in accordance with this Section 6.2(b).

6.3 Financial Reporting.

(a) Monthly Reporting. Prior to the exercise of its respective Warrant and solely prior to a Quailfied Offering, each Purchaser shall be entitled to receive, as soon as available, and in any event within thirty (30) days after the end of each monthly accounting period in each fiscal quarter, unaudited consolidated balance sheets of the Company and its subsidiaries as at the end of each such monthly period and for the current fiscal year to date and unaudited consolidated statements of income, cash flows, and shareholders’ equity for each such monthly period and for the current fiscal year to date, all in reasonable detail and all prepared in accordance with GAAP (subject to normal year-end audit adjustments and the absence of notes thereto).

(b) Annual Financial Statements. Prior to the exercise of its respective Warrant and solely prior to a Qualified Offering, each Purchaser shall be entitled to receive, as soon as available, and in any event within one hundred and twenty (120) days after the end of each fiscal year, reviewed but unaudited consolidated balance sheets of the Company and its subsidiaries as at the end of each such fiscal year and reviewed consolidated statements of income, cash flows, and shareholders’ equity for such fiscal year, in each case setting forth in comparative form the figures for the previous fiscal year, accompanied by the certification of independent certified public accountants certifying to the effect that, except as set forth therein, such financial statements have been prepared in accordance with GAAP, applied on a basis consistent with prior years, and fairly present in all material respects the financial condition of the Company and its subsidiaries as of the dates thereof and the results of their operations and changes in their cash flows and shareholders’ equity for the periods covered thereby.

6.4 Inspection Rights.

Upon reasonable notice from the Security Agent (as defined in the Security Agreement), the Company shall, and shall cause its directors, officers, and employees to, afford the Security Agent and its representatives reasonable access during normal business hours to (i) the properties, offices, plants, and other facilities of the Company and its subsidiaries, (ii) the corporate, financial and similar records, reports, and documents of the Company and its subsidiaries, and (iii) the officers and senior employees of the Company and its subsidiaries, and to afford the Security Agent and its representatives the opportunity to discuss and advise on the affairs, finances, and accounts of the Company and its subsidiaries with their officers and senior employees (and the Company hereby authorizes said accountants to discuss with the Security Agent and its representatives such affairs, finances, and accounts).

6.5 Budget.

Prior to a Qualified Offering, not later than thirty (30) days after the commencement of each fiscal year, the Company shall prepare and provide to the Purchasers an annual operating budget for the Company and its subsidiaries in detail for the upcoming fiscal year, including capital and operating expense budgets, cash flow projections, covenant compliance calculations of all outstanding and projected indebtedness, and profit and loss projections, all itemized in reasonable detail.

6.6 Indemnification of Purchasers.

Subject to the provisions of this Section 6.6, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and reasonable costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the Other Investor Agreements or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by this Agreement or any Other Investor Agreement (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under this Agreement or any Other Investor Agreement or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any fraud, gross negligence or willful misconduct by such Purchaser Party). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement or any Other Investor Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement or any Other Investor Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or any Other Investor Agreement. The indemnification required by this Section 6.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when invoices and bills are received or are incurred and provided to the Company. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

6.7 Equal Treatment of Purchasers.

No consideration (including any modification of this Agreement or any Other Investor Agreements) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement or any Other Investor Agreements unless the same consideration is also offered to all of the parties to this Agreement or any Other Investor Agreements. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

6.8 Form D; Blue Sky Filings.

The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser and (name) (as defined below). The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at any Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser and (name).

6.9 Going Public Terms.

(a) Registration Statement. The Company shall use its commercially reasonable efforts to file a registration statement in connection with its IPO on or before December 31, 2021 and to provide that such registration statement becomes effective on or before March 31, 2022.

7. NEGATIVE COVENANTS

The Company covenants and agrees that, from the date hereof and until all of the obligations due to Purchasers under this Agreement and until the Convertible Notes have been finally and irrevocably converted or paid in full in accordance with the terms thereof unless waived in writing by the Purchasers:

7.1 No New Senior Indebtedness.

The Company shall not create, incur, issue, assume, guarantee or otherwise become liable for any Indebtedness senior in right of payment or otherwise to the Convertible Notes and all outstanding current and any future obligations of the Company to its officers and/or managers and any additional debt instruments issued by the Company shall be subordinated to the Convertible Notes in all material respects.

7.2 Limitation on Liens.

The Company shall not incur, assume or permit to exist any Lien on any Property (including, without limitation, the Collateral (as defined in the Security Agreement)) now owned or hereafter acquired by it or on any income or rights in respect of any thereof.

7.3 Limitations on Dispositions.

The Company shall not Dispose of any of its Property (including, without limitation, any Collateral), whether now owned or hereinafter acquired except:

(a) the sale or Disposition of machinery and equipment no longer used or useful in the business of the Company;

(b) the Disposition of obsolete or worn-out Property in the ordinary course of business;

(c) the sale of inventory and immaterial assets in the ordinary course of business; or

(d) Dispositions of machinery, equipment or other fixed assets to the extent that (A) such assets are exchanged for credit against the purchase price of similar replacement assets that are purchased within 180 days or (B) the proceeds of such disposition are applied to the purchase price of replacement assets within 180 days.

8. MISCELLANEOUS

8.1 Notices.

Except as otherwise expressly provided herein, all notices and other communications provided for hereunder or the Other Investor Agreements shall be in writing and delivered by hand or overnight courier service or sent by facsimile or email as follows:

(a) if to the Company, to the address listed on Schedule A hereto; and

(b) if to a Purchaser, to it at such Purchaser’s address listed on Schedule A hereto.

Notices sent by hand or overnight courier service shall be deemed to have been given when received and notices sent by electronic communications, shall be effective upon confirmation received by the sender, including transmittal coded “advise when received” or words of similar meaning.

8.2 Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

8.3 Headings.

The headings of the Sections and Subsections of this Subscription Agreement are inserted for convenience only and do not constitute a part of this Subscription Agreement.

8.4 Independent Nature of Purchasers’ Obligations and Rights.

The obligations of each Purchaser under this Agreement and the Other Investor Agreements are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under this Agreement and the Other Investor Agreements. Nothing contained in this Agreement and the Other Investor Agreements, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and the Other Investor Agreements. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement and the Other Investor Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of this Agreement and the Other Investor Agreements. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through (name). The (name) does not represent any of the Purchasers and only represents (name). The Company has elected to provide all Purchasers with the same terms and agreements for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and the Other Investor Agreements is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

8.5 Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures.

This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any Addendums hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

8.6 Reliance on and Survival Provisions.

All covenants, representations and warranties made by the Company herein and in any certificates delivered pursuant hereto, whether or not in connection with the Closing, shall survive the Closing until all obligations of the Company under this Subscription Agreement and the Other Investor Agreements shall have been satisfied in full.

8.7 Integration and Severability.

This Subscription Agreement and the Other Investor Agreements embody the entire agreement and understanding between Purchasers and the Company, and supersede all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in this Subscription Agreement or in the Convertible Notes, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby.

8.8 Governing Law.

This Subscription Agreement is entered into within and shall be governed by and construed under the laws of Minnesota, without giving effect to conflict of laws principles thereunder.

8.9 Expenses.

The Company shall pay (amount) to (name) (“Fee”) as due diligence fees and (amount) for reimbursement of the legal fees and costs of (name) and the Purchasers (collectively, the “Closing Fees”), which Closing Fees shall be paid at the Closing as a deduction from the Consideration paid by (name). Notwithstanding the above, the Fee shall be paid as follows: (i) (amount) at the First Closing; and (ii) (amount) at the Final Closing. In addition, at the Closing, the Company shall issue to (name) a warrant in the form of Exhibit E hereto which warrant shall have a five-year term (the “Warrants”). (name) shall have the same piggyback and demand registration rights associated with the Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) as set forth under Sections 1.3(a) and (b) hereof and all Warrant Shares shall be included in the first registration filed by the Company pursuant to Sections 1.3(a) and (b) and shall be treated the same as any Purchaser under Sections 1.3(a) and (b) hereof, in each case subject to Section 1.4 hereof.

8.10 Attorneys’ Fees.

If any action at law or in equity is necessary to enforce or interpret the terms of this Subscription Agreement, the prevailing party will be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

8.11 Amendments; Waivers.

No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, (i) in the case of an amendment, by the Company and Purchasers which hold at least 50.1% in interest of the Convertible Notes based on the then outstanding balances of such Convertible Notes, (ii) in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 8.11 shall be binding upon each Purchaser and holder of Securities and the Company.

8.12 No Presumption from Drafting.

This Agreement has been negotiated at arm’s-length between persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all parties have had the opportunity to draft, review and/or edit the language of this Agreement, no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intentions of the parties.

8.13 Review and Construction of Documents.

Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

8.14 Assignment.

The Purchasers and any subsequent holder may sell, assign or transfer its rights under this Subscription Agreement, the Convertible Notes, the Warrants or any of the Other Investor Agreements (in accordance with their terms), including, without limitation, each Purchaser’s or holder’s rights, title, interests, remedies, powers and/or duties hereunder or thereunder, as the case may be, only with the prior written consent of the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and each Purchaser have caused this Subscription Agreement to be executed and delivered by their respective officers thereunto duly authorized.

COMPANY:

EPIEN MEDICAL, INC.

Signature:

By:	Reginald Dupre
Its:	Chief Executive Officer

Date:

Signature Page –Subscription Agreement [Company]

Company’s Address for Notices:

Epien Medical, Inc.

4225 White Bear Parkway, Suite 600

Saint Paul, MN 55110

Attn: Reginald Dupre

Email:

With a copy to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

Attention: Richard I. Anslow, Esq.

Fax: (212) 370-1300

Email: ranslow@egsllp.com

IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:______________________

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:____________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $

Convertible Note Principal Amount: $

SCHEDULE A

to

Subscription Agreement

Purchaser Information

Purchaser Name and Address	Principal Amount of Senior Secured Convertible Note and Consideration to be Paid:

TOTALS

SCHEDULE B

to

Subscription Agreement

CERTIFICATION OF ACCREDITED INVESTOR STATUS

By indicating where applicable below, the undersigned represents, warrants and certifies that he, she or it is an “accredited investor,” as that term is defined in Rule 50119 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the line below indicating the basis on which he, she or it is representing his, her or its status as an “accredited investor” at the request of EPIEN Medical, Inc., a Minnesota corporation (the “Company”). The representation and confirmation below as part of this Certification of Accredited Investor Status (the “Certification”) shall be effective for all purposes and shall be able to be relied upon by the Company, its legal counsel and assigns for any and all purposes, until such time, if ever, as the undersigned has advised the Company that the representations below are no longer accurate or correct.

By initializing below the undersigned confirms, acknowledges and represents that he, she or it, is an “accredited investor” because he, she or it is (please initial on the applicable line):

—	a bank as defined in Section 3 (a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

—	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

19	http://www.law.cornell.edu/cfr/text/17/230.501

—	an organization described in Section 501 (c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

—	a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000. For purposes of this item, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities exclude any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the subscription date, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the subscription date;

—	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. “Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code;

—	A revocable trust that has more than $5 million in assets, not formed for the purpose of acquiring the shares, and its trustee is a sophisticated person (under Rule 501(a)(7))[21].

—	An irrevocable trust that has more than $5 million in assets, was not formed for the purpose of investing in the Company, and its trustee is a sophisticated person[13] (under Rule 501(a)(7)).

—	an entity (other than a trust) in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards, not formed for the specific purpose of acquiring any securities of the Company.

—	an executive officer of EPIEN Medical, Inc., a Minnesota corporation.

* * * * * * * * * * * * * * *

21	A “sophisticated person” is a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of a prospective investment.

The undersigned (the “Subscriber”) hereby represents and warrants to the Company that Subscriber has not incurred any debt secured by Subscriber’s primary residence for the purpose of inflating Subscriber’s net worth to qualify as an accredited investor or for the purpose of raising funds to invest in any securities of the Company. Between the date of this Certification and the date if any on which Subscriber invests in the Securities, Subscriber does not intend to, and will not, incur any debt to be secured by Subscriber’s primary residence for the purpose of either inflating Subscriber’s net worth to qualify as an accredited investor or raising funds to invest in the Securities.

The undersigned agrees that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned as set forth herein. All information which the undersigned has provided to the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

IN WITNESS WHEREOF, the undersigned has executed this Certification of Accredited Investor Status on.

By:
Signature

Printed Name of Signatory (if entity):

Title:
(required for any stockholder that is a corporation, partnership, trust or other entity)

(If Joint Tenants Both Persons Should Execute a Form of This Certification)

SCHEDULE C

CLOSING FEES

Name of Recipient	Amount to be Paid	Wire Transfer Instructions

EXHIBIT A

Form of Senior Secured Convertible Note

THIS NOTE, AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE (THE “SECURITIES”) HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT” OR THE “SECURITIES ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE (EXCEPT AS OTHERWISE PROVIDED BELOW).

SECURED CONVERTIBLE PROMISSORY NOTE

Effective (date)

FOR VALUE RECEIVED, EPIEN Medical, Inc., a Minnesota corporation (the “Company” or the “Borrower”), hereby promises to pay to the order of _______________________________ , a _____________ and/or its permitted assigns (the “Holder”), the aggregate principal amount of $_________________________ (the “Principal”), together with interest on the unpaid Principal amount hereof, upon the terms and conditions hereinafter set forth. This Secured Convertible Promissory Note is defined herein as the “Note”. The “Effective Date” of this Note shall be (date). This Note is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein. Certain capitalized terms used herein have the meanings given to them in that certain Subscription Agreement dated (date) between the Company and certain accredited investors named therein (the “Subscription Agreement”).

1.	Payment Terms. The balance of Principal, together with any accrued and unpaid interest due hereunder shall be due and payable on the earlier of (i) (date), (ii) the date the Holder has effected an Acceleration, (iii) the date that Holder has effected a Default Acceleration; or (iv) the date that Holder has effected a Change of Control Acceleration (the earlier of (i), (ii), (iii), and (iv), the “Maturity Date”), unless this Note is earlier converted as set forth below. This Note is one of the Senior Secured Convertible Promissory Notes (the “Notes”) issued by the Company pursuant to the Subscription Agreement. This Note may not be prepaid prior to the Maturity Date without the prior written consent of the Holder. In the event that this Note is repaid prior to the first anniversary of the Effective Date (either due to an Acceleration, Default Acceleration, a Capital Raise or Change of Control Acceleration, or with the written consent of the Holder), the Company shall pay the Holder a pre-payment penalty equal to (a) 10% of the original Principal amount of this Note, less (b) Interest which has accrued under this Note through such date of prepayment and been paid to the Holder (the “Pre-Payment Penalty”).

EPIEN Medical, Inc.

Secured Convertible Promissory Note
Note #__

2.	Interest. Interest on the outstanding Principal of this Note shall accrue at a rate of (percent) per annum (“Interest”), compounded annually, and shall be due and payable on the earlier of (a) the Maturity Date, and (b) the date this Note has been completely converted (payable in shares of common stock). All past-due Principal and Interest shall bear Interest at the rate of eighteen percent (18%) per annum until paid in full (the “Default Rate”). Interest shall be computed on the basis of the actual number of days elapsed and a year of 365 days.

(a) Notwithstanding any provision in this Note, the total liability for payments of Interest and payments in the nature of interest, including all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the State of Minnesota or the applicable laws of the United States of America, whichever shall be higher (the “Maximum Rate”).

(b) In the event the total liability for payments of Interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, which for any month or other interest payment period exceeds the Maximum Rate, all sums in excess of those lawfully collectible as interest for the period in question (and without further agreement or notice by, among or to the Holder the undersigned) shall be applied to the reduction of the Principal balance, with the same force and effect as though the undersigned had specifically designated such excess sums to be so applied to the reduction of the Principal balance and the Holder had agreed to accept such sums as a premium-free prepayment of Principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the undersigned, to waive, reduce or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the Principal balance. The undersigned does not intend or expect to pay nor does the Holder intend or expect to charge, accept or collect any interest under this Note greater than the Maximum Rate.

(c) If any payment of Principal or interest on this Note shall become due on a Saturday, Sunday or any other day on which national banks are not open for business, such payment shall be made on the next succeeding Business Day. “Business Day” means a day other than (i) a Saturday, (ii) a Sunday or (iii) a day on which commercial banks in Minnesota, are authorized or required to be closed for business.

EPIEN Medical, Inc.

Secured Convertible Promissory Note
Note #

3.	Conversion of this Note.

(a) The unpaid Principal balance of this Note, together with all accrued and unpaid Interest and as applicable, the Pre-Payment Penalty (such amount converted by the Holder, the “Aggregate Amount Converted”), is convertible at the option of the Holder, from time to time, following a Qualified Financing, into that number of shares of Common Stock (the “Shares”) as equals the Aggregate Amount Converted divided by 85% of the Public Offering Price, subject to adjustment as discussed herein (the “Conversion Price”)(each a “Conversion” and such option, the “Holder Conversion Option”). In the event that the Conversion occurs within one year of the Effective Date, the Pre-Payment Penalty shall also be deemed due and payable, and such Pre-Payment Penalty may also be converted into Common Stock pursuant to this Section 3(a).

(b) “Public Offering Price” means the actual or implied price per share of Common Stock paid by the purchasers of the Qualified Offering Securities sold in the Qualified Financing, as reasonably determined by the board of directors of the Company.

(c) “Qualified Financing” means the closing of the Company’s first sale of its Common Stock to the public after the date of this Note (including as part of a unit or in the form of, or as part of, a convertible security), in an offering underwritten by an investment banking firm, pursuant to an effective registration statement under the Securities Act, which results in the Common Stock being listed on a national securities exchange or NASDAQ, or quoted on the OTCQB or OTCQX market.

(d) “Qualified Offering Securities” means the equity securities issued by the Company in the Qualified Financing.

(e) Following Qualified Financing, the Company shall within ten (10) Business Days, notify the Holder that a Qualified Financing has occurred, at the address of Holder which the Company then has on record.

(f) In order to exercise the Holder Conversion Option, the Holder shall provide the Borrower a written notice of its intentions to exercise the Holder Conversion Option, which notice shall set forth the amount of this Note to be converted and the applicable Principal, Interest and the applicable Principal and Interest and if applicable, Pre-Payment Penalty to be converted and the calculation of the applicable Conversion Price, which shall be in the form of Schedule A, attached hereto (“Notice of Conversion”).

EPIEN Medical, Inc.

Secured Convertible Promissory Note
Note #

(g) The Company shall cause the Shares received upon exercise of the Holder Conversion Option hereunder to be transmitted by its transfer agent (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Borrower is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Shares to or resale of the Shares by the Holder or (B) the Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is two (2) Trading Days after the delivery to the Company of the Notice of Conversion (such date, the “Share Delivery Date”). Upon delivery of the Notice of Conversion, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Shares with respect to which this Note has been converted, irrespective of the date of delivery of the Shares.

(h) Notwithstanding the foregoing, If the Borrower reasonably believes that there is an error in Holder’s calculation of the Shares issuable in connection with the Notice of Conversion or the Conversion Price provided for therein, or another issue with the conversion, the Borrower shall not be obligated to honor such defective Notice of Conversion and shall promptly notify Holder of such errors.

(i) Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Note to the Borrower until the Holder has converted the entire amount of this Note, in which case, the Holder shall surrender this Note to the Borrower for cancellation within three (3) Business Days of the date the final Notice of Conversion is delivered to the Borrower. Partial conversions of this Note shall have the effect of lowering the outstanding Principal and Interest due on this Note, as applicable. The Holder and the Borrower shall maintain records showing the actual Principal and Interest on this Note, provided that absent manifest error, the Borrower’s records shall control.

(g) The Borrower shall at all times take any and all additional actions as are necessary to maintain the required authority to issue the Shares to the Holder, in the event the Holder exercises its rights under the Holder Conversion Option.

(h) Following the effective time of any Conversion, all rights of any Holder with respect to the amount of this Note converted, will terminate, except only for the rights of any such Holder to receive certificates (if the Borrower generally issues certificates) for the number of Shares which this Note has been Converted.

EPIEN Medical, Inc.

Secured Convertible Promissory Note
Note #____

4.	General Provisions Relating to the Shares and Conversions.

(a) Conversion calculations pursuant to Section 3, shall be rounded to the nearest whole share of Common Stock.

(b) If the Borrower at any time or from time to time on or after the Effective Date effects a subdivision of its outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Borrower at any time or from time to time on or after the Effective Date combines its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased.

(c) The Company shall not effect any exercise of the Holder Conversion Option and a Holder shall not have the right to convert any portion of this Note to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of the Holder Conversion Option with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonconverted portion of this Note owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 4(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 4(c) applies, the determination of whether the Holder Conversion Option is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Note is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note. The limitations contained in this paragraph shall apply to a successor holder of this Note.

EPIEN Medical, Inc.

Secured Convertible Promissory Note
Note #____

5.	Acceleration and Change of Control Acceleration.

(a) At the option of the Holder, at any time after the earlier of (i) the date that the Company has completed a subsequent capital raise or capital raises (whether through the sale of debt or equity) in the aggregate amount of at least $10 million after the date of this Note; or (ii) has completed a Qualified Financing, the Holder may, by written notice to the Borrower, declare the Principal amount then outstanding of, and the accrued Interest and all other amounts payable on (including where applicable, the Pre-Payment Penalty) this Note to be immediately due and payable (an “Acceleration”)

(b) If a Change of Control (as defined below) occurs and the Holder has not approved such Change of Control in writing (unless such Change of Control has been waived by Holder), Holder shall have the right, by written notice to the Company, to declare the entire amount of this Note, including all Principal and Interest and Pre-Payment Penalty immediately due and payable (a “Change of Control Acceleration”). “Change of Control” means (i) the completion by the Company of a plan of merger or consolidation of the Company with any other Person as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation or entity; (ii) the closing of a transaction involving the Company providing for the sale or transfer of substantially all the assets of the Company; or (iii) the acquisition of more than 50% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a Person that directly or indirectly controls, is controlled by, or is under common control with, the Company), in each case unless approved by the written consent of the Holder.

EPIEN Medical, Inc.

Secured Convertible Promissory Note
Note #____

6.	Security. This Note is a senior secured obligation of the Company, as set forth in the Security Agreement being executed by the Company and the Holders on the date hereof.

7.	Events of Default. If an Event of Default (as defined herein) occurs (unless all Events of Default have been cured or waived by the Holder), the Holder, may, by written notice to the Borrower, declare the Principal amount then outstanding of, and the accrued Interest and all other amounts payable on (including where applicable, the Pre-Payment Penalty) this Note to be immediately due and payable (a “Default Acceleration”) (provided that upon the occurrence of an Event of Default described in Section 7(c) below, the Principal amount then outstanding of, and the accrued Interest and all other amounts payable on (including where applicable, the Pre-Payment Penalty) this Note shall immediately be due and payable) and can take any and all other actions provided for under applicable law. The following events and/or any other Events of Default defined elsewhere in this Note are “Events of Default” under this Note, unless waived in writing by the Holder:

(a) Borrower shall fail to pay, when and as due, the Principal, Interest or any other amount payable hereunder (including, where applicable, the Pre-Payment Penalty) ; or

(b) Borrower shall have breached in any material respect any material covenant in this Note, the Subscription Agreement, the Subordination Agreement, the terms of the Warrants, or the Security Agreement, and, with respect to breaches capable of being cured, such breach shall not have been cured within ten (10) days from the date that the Holder has provided the Borrower written notice of such breach; or

(c) Borrower shall: (i) become insolvent or take any action which constitutes its admission of inability to pay its debts as they mature; (ii) make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or a trustee for it or a substantial portion of its assets; (iii) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or statute of any jurisdiction, whether now or hereafter in effect; (iv) have filed against it any such petition or application in which an order for relief is entered or which remains undismissed for a period of ninety (90) days or more; (v) indicate its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial portion of its assets; or (vi) suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of ninety (90) days or more; or

EPIEN Medical, Inc.

Secured Convertible Promissory Note
Note #____

(d) Borrower shall take any action authorizing, or in furtherance of, any of the foregoing.

In case any one or more Events of Default shall occur and be continuing, the Holder, may proceed to protect and enforce the rights of the Holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise, and shall also be authorized to take all actions to enforce the security interest set forth in the Security Agreement. In case of a default in the payment of any Principal of or premium, if any, or Interest on this Note, Borrower will pay to the Holder such further amount as shall be sufficient to cover the reasonable cost and expenses of collection, including, without limitation, reasonable attorneys’ fees, expenses and disbursements. No course of dealing and no delay on the part of the Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice the Holder’s rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

8.	Assignment and Transfer by Holder. If and whenever this Note shall be assigned and transferred, or negotiated, including transfers to substitute or successor trustees, in each case subject to applicable law and the availability of an exemption from registration for such transfer, which shall be approved by the Company subject to the Holder providing the Company a legal opinion for such transfer, which opinion shall be reasonably accepted by the Company, the holder hereof shall be deemed the “Holder” for all purposes under this Note.

9.	Costs and Fees. Anything else in this Note to the contrary notwithstanding, in any action arising out of this Note, the prevailing party shall be entitled to collect from the non-prevailing party all of its attorneys’ fees. For the purposes of this Note, the party who receives or is awarded a substantial portion of the damages or claims sought in any proceeding shall be deemed the “prevailing” party and attorneys’ fees shall mean the reasonable fees charged by an attorney or a law firm for legal services and the services of any legal assistants, and costs of litigation, including, but not limited to, fees and costs at trial and appellate levels.

EPIEN Medical, Inc.

Secured Convertible Promissory Note
Note #____

10.	Governing Law. It is the intention of the parties hereto that the terms and provisions of this Note are to be construed in accordance with and governed by the laws of the State of Minnesota, except as such laws may be preempted by any federal law controlling the rate of Interest which may be charged on account of this Note.

11.	Construction. When used in this Note, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Note shall refer to this Note as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Note unless otherwise specified; (viii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) references to “dollars”, “Dollars” or “$” in this Note shall mean United States dollars; (x) reference to a particular statute, regulation or Law means such statute, regulation or Law as amended or otherwise modified from time to time; (xi) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xii) unless otherwise stated in this Note, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xiii) references to “days” shall mean calendar days; and (xiv) the paragraph headings contained in this Note are for convenience only, and shall in no manner be construed as part of this Note.

12.	No Third Party Benefit. The provisions and covenants set forth in this Note are made solely for the benefit of the parties to this Note and are not for the benefit of any other person, and no other person shall have any right to enforce these provisions and covenants against any party to this Note.

13.	Jurisdiction, Venue and Jury Trial Waiver. The parties hereby consent and agree that, in any actions predicated upon this Note, venue is properly laid in the state of Minnesota and for White Bear Lake in Ramsey County, Minnesota, shall have full subject matter and personal jurisdiction over the parties to determine all issues arising out of or in connection with the execution and enforcement of this Note.

EPIEN Medical, Inc.

Secured Convertible Promissory Note
Note #____

14.	Interpretation. The term “Company” ‘or “Borrower” as used herein in every instance shall include the Company’s successors, legal representatives and assigns, including all subsequent grantees, either voluntarily by act of the Company or involuntarily by operation of law and shall denote the singular and/or plural and the masculine and/or feminine and natural and/or artificial persons, whenever and wherever the context so requires or properly applies. The term “Holder” as used herein in every instance shall include the Holder’s successors, legal representatives and assigns (as permitted pursuant to the terms of this Note), as well as all subsequent assignees, endorsees and holders of this Note (subject to the provisions of this Note providing for transfers and assignments by Holder), either voluntarily by act of the parties or involuntarily by operation of law.

15.	WAIVER OF JURY TRIAL. THE COMPANY AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THE COMPANY ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE HOLDER IN EXTENDING CREDIT TO THE COMPANY, THAT THE HOLDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT THE COMPANY HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

16.	Cumulative Rights. No delay on the part of Holder or other holder of this Note in the exercise of any power or right under this Note, shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or exercise of any other power or right. Enforcement by the Holder or other holder of this Note of any security for the payment hereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

17.	Notices. All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be delivered (i) by personal delivery, or (ii) by national overnight courier service, or (iii) by certified or registered mail, return receipt requested, or (iv) via facsimile transmission, with confirmed receipt, or (v) via email. Notice shall be effective upon receipt except for notice via fax (as discussed above) or email, which shall be effective only when the recipient, by return or reply email or notice delivered by other method provided for in this Section 17, acknowledges having received that email (with an automatic “read receipt” or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section 17, but which acknowledgement of acceptance shall include cases where recipient ‘replies’ to such prior email, including the body of the prior email in such ‘reply’). Such notices shall be sent to the applicable party or parties at the address specified on the signature page of the Subscription Agreement, subject to notice of changes thereof from any party with at least ten (10) Business Days’ notice to the other parties. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

EPIEN Medical, Inc.

Secured Convertible Promissory Note
Note #____

18.	Severability. If any term or other provision of this Note is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Note shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Note so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

19.	Amendment. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

20.	Review and Knowledge. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Note, said party has fully informed itself of the terms, contents, conditions and effects of this Note; (b) said party has relied solely and completely upon its own judgment in executing this Note; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Note; (d) said party has acted voluntarily and of its own free will in executing this Note; and (e) this Note is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

21.	Effect of Facsimile and Photocopied Signatures. This Note and any signed agreement or instrument entered into in connection with this Note, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Note and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

EPIEN Medical, Inc.

Secured Convertible Promissory Note
Note #____

22.	Entire Agreement. This Note, together with the Subscription Agreement, the Subordination Agreement and the Security Agreement, constitute the sole and only agreements of the parties hereto and supersedes any prior understanding or written or oral agreements between the parties respecting the subject matter hereof.

[Remainder of page left intentionally blank. Signature page follows.]

EPIEN Medical, Inc.

Secured Convertible Promissory

Note Note #____

IN WITNESS WHEREOF, the undersigned have caused this Secured Convertible Promissory Note to be executed and delivered as of the date first above written, to be effective as of the Effective Date set forth above.

“Company”

EPIEN Medical, Inc.

By:

Its: President	Reginald Dupre

Printed Name:

EPIEN Medical, Inc.

Secured Convertible Promissory

SCHEDULE A

Conversion Election Form

                   , 20

Re: Conversion of Convertible Promissory Note CN-Ladies and Gentlemen:

You are hereby notified that, pursuant to, and upon the terms and conditions of that certain Secured Convertible Promissory Note CN-_____________________ of EPIEN Medical, Inc. (the “Company”) dated____________________ , 2021 in the amount of $________ (the “Note” – certain capitalized terms used herein have the meanings given to such terms in the Note), held by us, we hereby elect to effect a Conversion (as such term in defined in the Note), in connection with $______________________ of the amount currently owed under the Note (including $______________________ of Principal and $________ of accrued Interest), effective as of the date of this writing, which amount will convert into_____________________ shares of the Common Stock of the Company (the “Conversion”), respectively, based on Conversion Price of $__________________________ (as defined in the Note). Please issue certificate(s) for the applicable securities issuable upon the Conversion, in the name of the person provided below. The Conversion will not cause us to exceed the Beneficial Ownership Limitation. We hereby re-confirm and re-certify the Representations in connection with, and as of the date of, this notice.

Very truly yours,

Name:

If on behalf of Entity:
Entity Name: __________________
Signatory’s Position with Entity:

If held jointly:
Joint Holder: ___________________
Name:

Please issue certificate(s) for Common Stock as follows:

Name
Address
Social Security No./EIN of Shareholder

Please send the certificate(s) evidencing the Common Stock to:
Attn:
Address:

EPIEN Medical, Inc.

Secured Convertible Promissory Note

Note #____

EXHIBIT B

Form of Security Agreement

SECURITY AGREEMENT

This Security Agreement (this “Agreement”) dated this (date), is made and executed by and between (a) EPIEN Medical, Inc., a Minnesota corporation, on behalf of itself and each of its subsidiaries (collectively, the “Borrower” and for the sake of clarity, each reference below to Borrower shall include a reference to each of Borrower’s subsidiaries), (b) each of the Purchasers (defined below) listed on Schedule 1 hereto who have executed a signature page of this Agreement (collectively, the “Secured Parties”) and (c) (name), as agent for the other Secured Parties (the “Security Agent”). Certain capitalized terms used in this Agreement have the meanings given to such terms in the Note.

RECITALS

A. The Borrower and certain accredited investors (collectively, the “Purchasers”) are party to that certain Subscription Agreement dated (date) (the “Subscription Agreement”), whereby the Purchasers purchased units, each consisting of (a) $25,000 in Notes (as defined below); and (b) detachable warrants (the “Warrants”) to purchase Company’s common stock at an aggregate exercise price of (amount) (collectively, the Convertible Notes and the Warrants, the “Units”), for $25,000 per Unit.

B. In aggregate, $1,775,000 in Senior Secured Promissory Notes were sold to the Purchasers (each a “Note” and collectively, the “Notes”) and the amount owed from time to time under the Notes referred to herein as the “Debt”.

C. It is a condition of the Subscription Agreement and Notes that Borrower execute and deliver this Security Agreement to the Secured Parties, to secure, for the full benefit of the Secured Parties and any and all future holders from time to time of the Notes, the full payment and performance of the Notes and the other obligations referred to herein.

NOW THEREFORE, for and in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1) Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in the UCC (such as “account”, “chattel paper”, “commercial tort claim”, “deposit account”, “document”, “equipment”, “fixture”, “general intangible”, “goods”, “instruments”, “inventory”, “investment property”, “letter-of-credit rights”, “proceeds” and “supporting obligations”) shall have the respective meanings given such terms in the UCC.

a) “Collateral” means all personal properties and all assets of Borrower, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired or arising, including without limitation:

(i) all inventory and documents relating to inventory;

Security Agreement

(ii) all accounts and documents relating to accounts;

(iii) all equipment, fixtures and other goods, including without limitation machinery, furniture, vehicles and trade fixtures;

(iv) all general intangibles (including without limitation payment intangibles, software, customer lists, sales records and other business records, contract rights, causes of action, and licenses, permits, franchises, patents, copyrights, trademarks, and goodwill of the business in which the trademark is used, trade names, or rights to any of the foregoing), promissory notes, contract rights, chattel paper, documents, letter-of-credit rights and instruments;

(v) all investment property;

(vi) all commercial tort claims;

(vii) all securities, shares, stock and membership interests; and

(viii) all intellectual property now owned or hereafter acquired by any person, including inventions, designs, patents, copyrights, trademarks, trade secrets, the intellectual property rights in software and databases and related documentation, and all additions and improvements to the foregoing.

(ix) all additions and accessions to, proceeds and products of, any and all of the foregoing assets described in Sections (i) through (viii), inclusive, above.

b) “Obligations” means all of the Borrower’s obligations under this Agreement, the Subscription Agreement and the Notes and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Borrower from time to time under or in connection with this Agreement, the Subscription Agreements, the Notes, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

Security Agreement

c) “Majority In Interest” means holders who collectively own more than fifty percent (50%) of the principal amount of all then outstanding Notes.

d) “UCC” means the Uniform Commercial Code of the State of Minnesota and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time, where the Collateral is located. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense. Accordingly, if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2) Grant of Security. To secure the Obligations, the Borrower hereby grants to the Security Agent, for the benefit of the Secured Parties and any subsequent holder of the Notes, or any rights under this Agreement, a continuing first priority security interest in and to the Collateral. Borrower further agrees that the Secured Parties shall have the rights stated in this Security Agreement with respect to the Collateral as well as other rights which the Secured Parties may have under the laws of the State of Minnesota or any other jurisdiction where the Collateral is located.

3) Further Assurances. The Borrower will, and the Security Agent may, from time to time execute (if required) and file or record, at the cost and expense of Borrower, all financing statements, amendments or supplements thereto, continuation statements with respect thereto and all other instruments, including the filing of this Agreement, which may be necessary or which the Security Agent may from time to time reasonably deem appropriate and request (if a Majority In Interest chooses not to act on their own), in order to perfect, protect and maintain the security interests hereby granted. Such documents may also include, where applicable, and when requested in the reasonable discretion of a Majority In Interest, deeds of trust and mortgages, which a Majority In Interest or their counsel deem reasonable or necessary to secure the Collateral. Borrower will promptly deliver to the Secured Parties a copy of each such instrument filed or recorded by it and evidence of its filing or recording in the manner required. Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as a Majority In Interest may determine, in its sole discretion, is necessary, advisable or prudent to ensure that the perfection of the security interest in the Collateral granted to the Secured Parties herein, including, without limitation, describing such property as “all assets of the Debtor whether now owned or hereafter acquired and wheresoever located, including all accessions thereto and proceeds thereof.”

Security Agreement

4) Representations and Warranties. Borrower hereby represents and warrants to the Secured Parties that:

a) Borrower holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Security Agreement. No financing statement or similar document covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Security Agreement or to which the Secured Parties have specifically consented, except for financing statements and other similar documents covering the Collateral which have been subordinated to the Secured Parties’ rights hereunder. Borrower shall use commercially reasonable efforts to defend the Secured Parties’ rights in the Collateral against the claims and demands of all other persons;

b) Borrower agrees to take whatever actions are reasonably required by a Majority In Interest to perfect and continue the Secured Parties’ security interest in the Collateral;

c) Borrower shall notify the Security Agent in writing at the Security Agent’s address prior to any: (i) change in Borrower’s name; (ii) change in Borrower’s assumed business name; or (iii) change in the jurisdiction of its organization or residence, as applicable. No change in Borrower’s name or jurisdiction will take effect until after the Security Agent has received notice;

d) The execution and delivery of this Security Agreement shall not violate any material law or agreement governing Borrower or to which Borrower is a party;

e) To the extent the Collateral consists of General Intangibles, (i) the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution; and (ii) all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to the Secured Parties in writing;

f) Borrower shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral except in the ordinary course of business or as otherwise permitted under the Security Agreement with respect to the assets of Borrower. Borrower shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrances, or charge, other than the security interest provided for in this Security Agreement and any liens in the ordinary course of business (such as mechanics’ liens and liens of lessors with respect to property of a lessee), without the prior written consent of a Majority In Interest. This includes security interests even if junior in right to the security interest granted under this Security Agreement. Unless waived by a Majority In Interest, all proceeds from any disposition of the Collateral for whatever reason shall be held in trust for the Secured Parties and shall not be commingled with any other funds, provided, however, that this requirement shall not constitute consent by the Secured Parties to any sale or other disposition. Upon receipt, Borrower shall immediately deliver any such proceeds (up to the aggregate amount of the Obligations), to the Secured Parties;

Security Agreement

g) Borrower agrees to keep and maintain, and to cause others to keep and maintain, if applicable, the Collateral in good order, repair and condition at all times while this Security Agreement remains in effect, subject to ordinary wear and tear. Borrower further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral;

h) The Security Agent, or any person or persons designated by the Security Agent, shall have the right, from time to time, to call upon reasonable notice at Borrower’s place or places of business during reasonable business hours, and, without hindrance or delay, to inspect, audit, check and make extracts from Borrower’s books, records, journals, orders, receipts and any correspondence and other data relating to the Collateral or to Borrower’s business and shall have the right to make such verification concerning the Collateral as the Security Agent may consider reasonable under the circumstances, all at Borrower’s expense;

i) Borrower shall pay, when due, all material taxes, assessments, and liens upon the Collateral, or its use or operation;

j) Borrower shall comply promptly in all material respects with all material laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral;

k) Without the prior written consent of a Majority In Interest, Borrower will not enter into any merger or consolidation, or sell, lease or otherwise dispose of all or substantially all of its assets without the prior written consent a Majority In Interest;

l) In addition to any other notices required pursuant to this Security Agreement, Borrower will promptly advise the Secured Parties in reasonable detail: (i) of the assertion or imposition of any lien against any or all of the Collateral; (ii) of any material adverse change in the composition or aggregate value of the Collateral; (iii) concerning the commencement of or any material development in any investigation of Borrower, or any administrative or judicial proceeding against Borrower, by any governmental authority if such investigation or proceeding may result in the imposition of any lien against the Collateral or any part thereof (whether or not any such lien has then been claimed or asserted); or (iv) concerning any other event likely to have a material adverse effect on the aggregate value of the Collateral or on the perfection or priority of the Secured Parties’ security interest therein;

m) The Borrower has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto. Except as disclosed on Schedule A, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor;

Security Agreement

n) Except set forth on Schedule B attached hereto, (i) the Borrower is the sole owner of the Collateral (except for non-exclusive licenses granted by any Borrower in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the security interest set forth herein, and (ii) there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Borrower shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement);

o) Schedule A sets forth the name and principal place of business of each subsidiary of the Borrower;

p) Borrower shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Parties at least 30 days prior to such relocation written notice of such relocation and the new location thereof;

q) Borrower hereby authorizes the Secured Parties, or any of them, to file the appropriate form with whatever agency may be necessary, including but not limited to United States Patent and Trademark Office, evidencing the charge against assets of the Company evidenced by the Notes and this Agreement, with respect to the security interest hereby created with the proper filing and recording agencies in any jurisdiction deemed proper by them;

r) Borrower will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by Borrower in its ordinary course of business. sales of inventory by Borrower in its ordinary course of business and other asset sales permitted under the Subscription Agreement) without the prior written consent of Secured Parties, except as described on Schedule B;

s) The Company is the legal and beneficial owner of the patents and patent applications set forth on Schedule C, free and clear of any lien, security interest or other encumbrance except for the security interests created by this Agreement, except as described on Schedule C;

t) Borrower and each subsidiary of Borrower was organized and remains organized solely under the laws set forth next to such Borrower’s or such subsidiaries’ name on Schedule D attached hereto which also sets forth Borrower’s and each subsidiary’s organizational identification number or, if any Borrower and each subsidiary does not have one, states that one does not exist;

Security Agreement

u) Neither Borrower nor any of its subsidiaries have any trade names except as set forth on Schedule E attached hereto; has not used any name other than that stated on Schedule E for the preceding five years; and has merged or been acquired within the past five years except as set forth on Schedule E; and

v) Schedule F attached hereto lists all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by any of the Borrower or any subsidiary as of the date hereof. Schedule F lists all material licenses in favor of any Borrower or any subsidiary for the use of any patents, trademarks, copyrights and domain names as of the date hereof. All material patents and trademarks of the Borrower or any subsidiary have been duly recorded under relevant and applicable law and all material copyrights of the Borrower or any subsidiary have been duly recorded under relevant and applicable law.

5) Cross-Collateralization. In addition to the Notes and the other Obligations, this Security Agreement shall secure all obligations, debts, and liabilities, plus interest thereon, of Borrower to the Secured Parties, any one or more of them, as well as all claims by the Secured Parties against Borrower or any one or more of them whether now existing or hereafter arising related to the purpose of the Notes or the other Obligations, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated whether Borrower may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitation, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

6) Borrower’s Right to Possession. Until default under the Notes or the default in any other of the Obligations, Borrower may have possession of the tangible assets and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Security Agreement, provided that Borrower’s right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by the Secured Parties is required by law to perfect the Secured Parties’ security interest in such Collateral. The Secured Parties shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, neither to protect nor to preserve nor to maintain any security interest given to secure the indebtedness.

7) Rights, Powers and Limitation of Liability.

a) Appointment as Borrower’s Attorney-in-Fact. Borrower hereby irrevocably appoints the Security Agent as Borrower’s agent and attorney-in-fact, with full power in Borrower’s name or its own name and at Borrower’s expense, and whether the Security Agent acts directly or through one or more of its representatives, to execute, endorse and deliver any and all agreements, assignments, pledges, instruments, documents, and any other writings, and to take any and all other actions, which a Majority In Interest may in its sole discretion deem necessary or desirable to effect the terms and purposes of this Security Agreement, including without limitation: (i) to take any action which the Security Agent is authorized to take under Section 6(b) hereof in the event Borrower fails to perform or comply with any of its duties, covenants or agreements hereunder; and (ii) to exercise, during the continuation of an Event of Default, any and all rights and remedies specified in Section 7 hereof. This power, being coupled with an interest, shall be irrevocable until the Obligations are paid and performed in full;

Security Agreement

b) Right to Perform for Borrower. If Borrower fails at any time to perform or comply with any of its obligations, covenants or agreements hereunder, the Security Agent may (but shall not be obligated to) take such action, in its own name or as the Borrower’s attorney-in-fact as provided in Section 7(a) hereof, as a Majority In Interest shall deem necessary or desirable to effect such performance or compliance, including without limitation: (i) the preservation and maintenance of the Collateral and the payment, discharge, contest and/or settlement of any and all taxes and third-party claims and charges; (ii) the removal or avoidance of the imposition of liens against any or all of the Collateral; (iii) the timely collection of payments due and the enforcement of remedies available under or with respect to the Collateral and related warranties and other agreements; and (iv) the execution and filing (to the extent permitted under the UCC and other applicable law) of financing and continuation statements and amendments and other documents with appropriate governmental authorities;

c) Limitation of Liability. Borrower agrees that the Secured Parties shall have no obligation to exercise any of their rights, powers and remedies hereunder and no liability to Borrower or any other person for not doing so. Borrower further agrees that to the extent the Secured Parties do exercise any of such rights, powers or remedies (i) the Secured Parties shall be accountable to Borrower and/or any other persons only for amounts they actually receive as the result of such exercise (and not for amounts to which it is or may be entitled or which it might have received had it elected to take additional action) and (ii) neither the Secured Parties nor any of their representatives shall have any liability to Borrower or any other person for any act or omission in connection with such exercise except for (A) the Secured Parties’ or any such representative’s failure to exercise reasonable care as required under the UCC or to otherwise comply with UCC provisions or (B) the Secured Parties’ or any such representative’s willful misconduct.

8) Default. Each of following shall constitute an “Event of Default” under this Security Agreement:

a) Payment Default. Borrower fails to make any payment when due under the Notes or in connection with any of the other Obligations;

b) Other Defaults. An Event of Default occurs under the Notes or the Borrower fails to comply with or to perform any other material term, obligation, covenant or condition contained in this Security Agreement or the Notes;

c) Default in Favor of Third Parties. In the event that Borrower defaults under any loan, extension of credit, security agreement, purchase and sale agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s assets or Borrower’s ability to repay the Notes or perform its respective obligations under this Security Agreement or any of the other Obligations which default is not cured within ten (10) days.

Security Agreement

d) Defective Collateralization. This Security Agreement ceases to be in full force and effect, including failure of any collateral document to create a valid and perfected security interest or line, at any time and for any reason;

e) False Statements. Any warranty, representation, or statement made or furnished to the Secured Parties by Borrower or on Borrower’s behalf is false or misleading in any material respect, either now or at the time made or furnished ;

f) Bankruptcy. The appointment of a receiver for any part of Borrower’s assets, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower; and/or

g) Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the indebtedness. This includes a garnishment of any of Borrower’s accounts.

9) Rights and Remedies on Default. If an Event of Default occurs under this Security Agreement, at any time thereafter, the Secured Parties shall have all the rights of a secured party under the UCC. In addition, and without limitation, the Secured Parties may exercise any one or more of the following rights and remedies:

a) all obligations under the Notes and hereunder may (notwithstanding any provisions thereof), at the option of a Majority In Interest and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable;

b) without notice, demand or legal process of any kind, the Security Agent may take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may, without a breach of the peace, enter into any of Borrower’s premises where any of the Collateral may be or be supposed to be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and the Security Agent shall have the right to store the same in any of Borrower’s premises without cost to the Secured Parties, and the Security Agent may exercise from time to time any rights and remedies available to it under applicable law, including the UCC, in addition to, and not in lieu of, any rights and remedies expressly granted in this Security Agreement or in any other instrument or agreement executed by Borrower;

c) at the Security Agent’s request, Borrower will, at Borrower’s expense, assemble the Collateral at one or more places, reasonably convenient to both parties, where the Collateral may, at a Majority In Interest’s option, remain, at Borrower’s expense, pending sale or other disposition thereof;

Security Agreement

d) the Security Agent may, at any time in a Majority In Interest’s discretion, transfer any Collateral into the name of the Security Agent or any agent thereof or that of the Security Agent’s nominee, and the Security Agent may with the consent of a Majority In Interest, pursuant to Section 7(a) of this Security Agreement, execute any such documents as may be necessary to effectuate said change, each case subject to applicable law;

e) the Secured Parties shall have the right, either itself or through a receiver, to: (i) collect the payments, rents, income, or revenues from the Collateral and hold the same as security for the amounts due under the Notes or apply it to payment of the indebtedness under the Notes in such order of preference as a Majority In Interest may determine; (ii) notify any account debtor that accounts have been assigned to the Secured Parties and that the Secured Parties have a security interest therein; (iii) direct all such account debtors to make payments to the Secured Parties of all or any part of the sums owing Borrower by such account debtor; (iv) enforce collection of any of the accounts by suit or otherwise; (v) surrender, release or exchange all or any part of said accounts; or (vi) compromise, settle, extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby;

f) the Secured Parties shall have the full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in the Secured Parties’ own name or their agent or that of Borrower, all in accordance with the UCC. The Secured Parties may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or of a type customarily sold on a recognized market, the Secured Parties shall give Borrower, as required by law, reasonable notice of the time and place of any public sale or the time after which any private sale or any other disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the indebtedness secured by this Security Agreement and shall be payable on demand, with interest at the Default Rate (as defined in the Notes) from date of expenditure until repaid. Any proceeds of any sale, lease or other disposition by the Secured Parties of any of the Collateral shall be applied as follows: (i) first, to the payment of the Secured Parties’ reasonable expenses in connection with the Collateral, including reasonable attorneys’ fees and legal expenses; (ii) second, to the payment of all other obligations in such manner as a Majority In Interest may deem advisable; and (iii) third, the balance, if any, to or at the direction of Borrower. Borrower shall remain liable for any deficiency; and/or

g) except as may be prohibited by applicable law, all of the Secured Parties’ rights and remedies, whether evidenced by this Security Agreement or other writing, shall be cumulative and may be exercised singularly or concurrently. Election by a Majority In Interest to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower under this Agreement, after Borrower’s failure to perform, shall not affect the Secured Parties’ right to declare a default and exercise their remedies.

Security Agreement

10) Term.

a) This Security Agreement shall continue in full force and effect until each and all of the obligations under the Notes have been paid and discharged in full, whereupon (subject to Section 10(b) below) this Security Agreement shall automatically terminate. Such termination shall not in any way affect or impair the rights and obligations of the parties hereto relating to any transactions or events prior to such termination, and all indemnities by Borrower shall survive such termination.

b) If after receipt of any payment of, or the proceeds of any Collateral for, all or any part of the obligations, the Secured Parties are compelled to surrender or voluntarily surrender such payment or proceeds to any person because such payment or application of proceeds is or may be avoided, invalidated, recaptured, or set aside as a preference, fraudulent conveyance, impermissible setoff or for any other reason, whether or not such surrender is the result of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Secured Parties, or (ii) any settlement or compromise by the Secured Parties of any claim as to any of the foregoing with any person (including the primary obligor with respect to any of the Obligations), then the Obligations or part thereof affected shall be reinstated and continue and this Security Agreement shall be reinstated and continue in full force as to such Obligations or part thereof as if such payment or proceeds had not been received, notwithstanding any previous cancellation of any instrument evidencing any such Obligation or any previous instrument delivered to evidence the satisfaction thereof or the termination of this Security Agreement.

c) This Agreement, any and all security interests and any and all rights and powers granted to Secured Parties under this Agreement shall automatically terminate and be of no further force and effect upon the payment in full of the amounts due Secured Parties under the Notes (the “Termination Date”). Secured Parties hereby irrevocably constitute and appoint Borrower and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in place and stead of Secured Parties and in the name of Secured Parties or in their own name, immediately upon the Termination Date, for the exclusive purpose of filing (a) a Termination Statement on Form UCC 3 (or any successor form) and (b) any other documents necessary or desirable to evidence the termination of any and all security interests held by Secured Parties.

11) Notices. All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be delivered (i) by personal delivery, or (ii) by national overnight courier service, or (iii) by certified or registered mail, return receipt requested, or (iv) via facsimile transmission, with confirmed receipt, or (v) via email. Notice shall be effective upon receipt except for notice via fax (as discussed above) or email, which shall be effective only when the recipient, by return or reply email or notice delivered by other method provided for in this Section 10, acknowledges having received that email (with an automatic “read receipt” or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section 10, but which acknowledgement of acceptance shall include cases where recipient ‘replies’ to such prior email, including the body of the prior email in such ‘reply’). Such notices shall be sent to the applicable party or parties at the address specified on the signature page hereof, subject to notice of changes thereof from any party with at least ten (10) business days’ notice to the other parties. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

Security Agreement

12) Modifications. This Security Agreement, together with any related documents constitutes the entire understanding and agreement of the parties as to the matters set forth in this Security Agreement. No alteration of or amendment to this Security Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

13) Attorney’s Fees. Borrower shall pay or reimburse the Secured Parties on demand for all costs and expenses (including without limitation reasonable attorneys’ fees and legal expenses) paid or incurred by the Secured Parties in exercising or enforcing any of their rights, powers and remedies under this Security Agreement and for all other costs and expenses which the Secured Parties have or shall have paid by reason of Borrower’s failure or refusal to do so as and when required hereunder. The amount of any such cost or expense shall be repayable on demand and, until repayment, all such expenditures incurred or paid by the Secured Parties for such purposes will bear interest at the Default Rate set forth in the Notes from the date incurred or paid by the Secured Parties to the date of repayment by Borrower. All such expenses will become a part of the Debt.

14) No Waiver by the Secured Parties. The Secured Parties shall not be deemed to have waived any rights under this Security Agreement unless such waiver is given in writing and signed by the Security Agent on behalf of a Majority In Interest. No delay or omission on the part of the Secured Parties or a Majority In Interest in exercising any right shall operate as a waiver of such right or any other right. A waiver by a Majority In Interest of a provision of this Security Agreement shall not prejudice or constitute a waiver of the Secured Parties’ right otherwise to demand strict compliance with that provision or any other provision of this Agreement. Neither prior waiver by a Majority In Interest nor any course of dealing between the Secured Parties or a Majority In Interest and Borrower shall constitute a waiver of any of the Secured Parties’ or a Majority In Interest’s rights or of any of Borrower’s obligations as to any future transactions. Whenever the consent of the Secured Parties or a Majority In Interest is required under this Security Agreement, the granting of such consent by the Secured Parties or a Majority In Interest in any instance shall not constitute continuing consent to subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of the Secured Parties or a Majority In Interest.

15) Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Borrower’s interest, this Security Agreement shall be binding upon and inure to the benefit of the parties, their successors, and assigns, provided, however, that Borrower shall not assign or otherwise transfer any of its rights, interests or obligations hereunder without a Majority In Interest’s prior written consent. If ownership of the Collateral becomes vested in a person other than Borrower, the Secured Parties or a Majority In Interest, as applicable, without notice to Borrower, may deal with Borrower’s successors with reference to this Security Agreement and the indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Security Agreement or liability under the Notes. If there shall be more than one Borrower, each Borrower shall be jointly and severally liable hereunder. Upon assignment or transfer of the Notes by any Secured Party, such assignee shall automatically become a Secured Party hereunder.

Security Agreement

16) Survival of Representations and Warranties. All representations and warranties of Borrower and all terms, provisions, conditions and agreements to be performed by Borrower contained herein, and in any other agreement, document and instrument executed by Borrower concurrently herewith, shall be true and satisfied at the time of the execution of this Security Agreement, and shall survive the closing hereof and the execution and delivery of this Security Agreement.

17) Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, ..gif, .jpeg or similar attachment to electronic mail (including email) or as an electronic download (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

18) Governing Law and Jurisdiction. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Minnesota without giving effect to principles of conflicts of law thereunder. Each of the parties hereby: (a) irrevocably submits to the non-exclusive personal jurisdiction of any Minnesota court, over any claim arising out of or relating to this Agreement and irrevocably agrees that all such claims may be heard and determined in such Minnesota court; and (b) irrevocably waives, to the fullest extent permitted by applicable law, any objection it may now or hereafter have to the laying of venue in any proceeding brought in a Minnesota court.

19) Headings and Construction. The Section headings, captions or abbreviations are included solely for convenient reference and shall not control the meanings or interpretation of any of the provisions of this Agreement. When used in this Agreement, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Agreement unless otherwise specified; (viii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) references to “dollars”, “Dollars” or “$” in this Agreement shall mean United States dollars; (x) reference to a particular statute, regulation or Law means such statute, regulation or Law as amended or otherwise modified from time to time prior to the date hereof; (xi) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xii) unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; and (xiii) references to “days” shall mean calendar days.

Security Agreement

20) Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (EACH PARTY HAVING HAD OPPORTUNITY TO CONSULT COUNSEL), EACH PARTY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN.

21) Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

22) Equitable Remedies. The parties acknowledge and agree that, in the event a party breaches any of its obligations under this Agreement (a) the other party may suffer substantial, immediate and irreparable harm, (b) the other party shall not have an adequate remedy at law for money damages in the event of any such failure and (c) that in the event of any such failure, the other party may be entitled to (i) specific performance, injunctive and other equitable relief to compel the breaching party to comply with its obligations in accordance with the terms and conditions of this Agreement and (ii) any other remedy to which the other party may be entitled at law or in equity (without the necessity of posting of a bond).

23) No Presumption from Drafting. This Agreement has been negotiated at arm’s-length between persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all parties have had the opportunity to draft, review and/or edit the language of this Agreement, no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intentions of the parties.

24) Review and Construction of Documents. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

[Reminder of page left intentionally blank. Signature page follows.]

Security Agreement

IN WITNESS WHEREOF, this Security Agreement has been duly executed as of the first date written above.

“Borrower”

EPIEN Medical, Inc.

By:
Name:	Reginald Dupre
Title:	CEO

Address for Notice:	4225 White Bear Parkway, Suite 600, St. Paul,MN 55110
Email for Notice:

Security Agreement

IN WITNESS WHEREOF, the undersigned have caused this Security Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Secured Party:________________________

Signature of Authorized Signatory of Secured Party:

Name of Authorized Signatory:___________________________________

Title of Authorized Signatory:____________________________________

Email Address of Authorized Signatory:____________________________

Facsimile Number of Authorized Signatory:_________________________

Address for Notice to Secured Party:

Security Agreement

SCHEDULE 1

Secured Party Information

Secured Party Name and Address	Principal Amount of Senior Secured Convertible Note and Consideration to be Paid:

TOTALS

SCHEDULE A

Principal Place of Business of Borrower and each Subsidiary:

SCHEDULE B

SCHEDULE C

United States Patent and Trademark Office

SCHEDULE D

Organizational Identification Numbers

SCHEDULE E

Names; Mergers and Acquisitions

SCHEDULE F

Intellectual Property

EXHIBIT C

Form of Subordination Agreement

EXHIBIT D

Form of Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Warrant #______________________

COMMON STOCK PURCHASE WARRANT

EPIEN MEDICAL, INC.

Initial Exercise Date: (date)

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, ________________________________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Vesting Date (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the fifth anniversary of the Vesting Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Epien Medical, Inc., a Minnesota corporation (the “Company”), up to the Total Warrant Shares (defined below)(as subject to adjustment hereunder, as applicable, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). The “Total Warrant Shares” equals (a) the Note Principal, multiplied by (b) 80%, and divided by (c) (i) 0.90 multiplied by (ii) the Public Offering Price (defined below), rounded up to the nearest whole number. For example, if the Note Principal was $25,000 and the Public Offering Price was $2.50, the Total Warrant Shares would be 8,888 = ($25,000 x 0.80) ÷ (0.9 x $2.50), rounded up to the nearest whole share. The “Vesting Date” shall be the date the Qualified Offering closes, as defined below. “Note Principal” means the principal amount of the Senior Secured Convertible Notes acquired by the Holder pursuant to the Subscription Agreement.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated August 13, 2021, among the Company and the purchasers signatory thereto.

Warrant #

1

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the two (2) Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be Ninety Percent (90%) of the Public Offering Price, subject to adjustment hereunder (the “Exercise Price”). “Public Offering Price” means the actual or implied price per share of Common Stock paid by the purchasers of the Qualified Offering Securities sold in the Qualified Financing, as reasonably determined by the board of directors of the Company. “Qualified Financing” means the closing of the Company’s first sale of its Common Stock to the public after the date of this Warrant (including as part of a unit or in the form of, or as part of, a convertible security), in an offering underwritten by an investment banking firm, pursuant to an effective registration statement under the Securities Act, which results in the Common Stock being listed on a national securities exchange or NASDAQ, or quoted on the OTCQB or OTCQX market. “Qualified Offering Securities” means the equity securities issued by the Company in the Qualified Financing. For example, if the Public Offering Price was $2.50, the Exercise Price would be $2.25 = 0.9 x $2.50.

Warrant #

2

c) Cashless Exercise. Notwithstanding anything contained herein to the contrary, if at the time of exercise hereof a registration statement under the Securities Act is not effective (or the prospectus contained therein is not available for use) for the sale of all of the Warrant Shares, then the Holder may, in its sole discretion, exercise this Warrant, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the Closing Sales Price on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(68) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, or (ii) the Closing Sales Price on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is executed and delivered pursuant to Section 2(a) hereof during “regular trading hours” or after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Closing Sales Price” means the last sales price of the Common Stock on the Principal Market as reported by NASDAQ.com (or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to a Majority In Interest of the Holders if NASDAQ.com is not then reporting closing sales prices the Common Stock) (collectively, “NASDAQ.com”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by NASDAQ.com, or, if no such price is reported for such security by NASDAQ.com, the average of the bid prices of all market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a Trading Day for such security, on the next preceding date that was a Trading Day. If the Closing Sales Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Sales Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to a Majority In Interest of the Holders, with the costs of such appraisal to be borne by the Corporation.

Warrant #

3

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTC is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTC as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTC and if prices for the Common Stock are then reported on The OTC Pink Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Trading Day” means any day on which the Common Stock is traded on the Trading Market, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on the Trading Market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on the Trading Market (or if the Trading Market does not designate in advance the closing time of trading on the Trading Market, then during the hour ending at 4:00:00 p.m., New York City time) unless such day is otherwise designated as a Trading Day in writing by the Investor.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, or the OTCQB or OTCQX (or any successors to any of the foregoing).

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by its transfer agent (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise and (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within two (2) Trading Days following delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

iv. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

Warrant #

4

v. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Warrant #

5

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

c) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (and all of its Subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Securiteis and Exchange Commission pursuant to a Current Report on Form 8-K (to the extent the Company is a reporting company at the time of such event). The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Warrant #

6

d) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant, subject to the prior written consent of the Holder, and the terms of the Subscription Agreement, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Subscription Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary

Warrant #

7

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with, and make the same representations as, the Purchasers in the Subscription Agreement, including, but not limited to Section 2 of the Subscription Agreement.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

Warrant #

8

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Subscription Agreement.

Warrant #

9

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Subscription Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Subscription Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

k) Amendment. This Warrant may not be modified or amended or the provisions hereof waived without the written consent of the Company and the Holder of this Warrant.

l) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

m) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

Warrant #

10

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

EPIEN MEDICAL, INC.

By:
	Name:	Reginald Dupre
	Title:	CEO

Warrant #

11

NOTICE OF EXERCISE

TO: EPIEN MEDICAL, INC.

(1) The undersigned hereby elects to purchase____________________________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (Warrant #___________ ) (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] [if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:__________________________
Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:______________________

Title of Authorized Signatory:_______________________
Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant (Warrant #__________________ ) and all rights evidenced thereby are hereby assigned to

Name:	(Please Print)

Address:	(Please Print)

Phone Number:

Email Address:

Dated:______________________ __,______

Holder’s Signature:___________________________

Holder’s Address:____________________________

EXHIBIT E

Form of (name) Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Warrant #____________________

COMMON STOCK PURCHASE WARRANT

EPIEN MEDICAL, INC.

Initial Exercise Date: (date)

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, (name), or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Vesting Date (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the fifth anniversary of the Vesting Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Epien Medical, Inc., a Minnesota corporation (the “Company”), up to the Total Warrant Shares (defined below) (as subject to adjustment hereunder, as applicable, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). The “Total Warrant Shares” equals (a) the total amount of Notes sold under the Offering, multiplied by (b) 20%, and divided by (c) (i) 0.90 multiplied by (ii) the Public Offering Price (defined below), rounded up to the nearest whole number. For example, if the total amount of Notes sold in the Offering was $1,775,000 and the Public Offering Price was $2.50, the Total Warrant Shares would be 157,778 = ($1,775,000 x 0.20) ÷ (0.9 x $2.50), rounded up to the nearest whole share. The “Vesting Date” shall be the date the Qualified Offering (as defined below) closes. “Note Principal” means the principal amount of the Senior Secured Convertible Notes acquired by the Holder pursuant to the Subscription Agreement.

Warrant #

1

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated (date), among the Company and the Purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the two (2) Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Upon partial exercise, the Company shall promptly issue an amended Warrant representing the remaining number of Shares purchasable thereunder. All other terms and conditions of such amended Warrant shall be identical to those contained herein. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be Ninety Percent (90%) of the Public Offering Price, subject to adjustment hereunder (the “Exercise Price”). “Public Offering Price” means the actual or implied price per share of Common Stock paid by the purchasers of the Qualified Offering Securities sold in the Qualified Financing, as reasonably determined by the board of directors of the Company. “Qualified Financing” means the closing of the Company’s first sale of its Common Stock to the public after the date of this Warrant (including as part of a unit or in the form of, or as part of, a convertible security), in an offering underwritten by an investment banking firm, pursuant to an effective registration statement under the Securities Act, which results in the Common Stock being listed on a national securities exchange or NASDAQ, or quoted on the OTCQB or OTCQX market. “Qualified Offering Securities” means the equity securities issued by the Company in the Qualified Financing. For example, if the Public Offering Price was $2.50, the Exercise Price would be $2.25 = 0.9 x $2.50.

c) Cashless Exercise. Notwithstanding anything contained herein to the contrary, if at the time of exercise hereof, a registration statement under the Securities Act is not effective (or the prospectus contained therein is not available for use) for the sale of all of the Warrant Shares, then the Holder may, in its sole discretion, exercise this Warrant, in whole or in part, at such time by means of a “cashless exercise” in which the Holder

Warrant #

2

shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B)*(X)] by (A), where:

(A) =	as applicable: (i) the Closing Sales Price on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(68) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, or (ii) the Closing Sales Price on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is executed and delivered pursuant to Section 2(a) hereof during “regular trading hours” or after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Closing Sales Price” means the last sales price of the Common Stock on the Principal Market as reported by NASDAQ.com (or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to a Majority In Interest of the Holders if NASDAQ.com is not then reporting closing sales prices the Common Stock) (collectively, “NASDAQ.com”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by NASDAQ.com, or, if no such price is reported for such security by NASDAQ.com, the average of the bid prices of all market makers for such security as reported by The OTC Pink Market (or a similar organization or agency succeeding to its functions of reporting prices), in each case for such date or, if such date was not a Trading Day for such security, on the next preceding date that was a Trading Day. If the Closing Sales Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Sales Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to a Majority In Interest of the Holders, with the costs of such appraisal to be borne by the Corporation.

Warrant #

3

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTC is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTC as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTC and if prices for the Common Stock are then reported on The OTC Pink Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Trading Day” means any day on which the Common Stock is traded on the Trading Market, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on the Trading Market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on the Trading Market (or if the Trading Market does not designate in advance the closing time of trading on the Trading Market, then during the hour ending at 4:00:00 p.m., New York City time) unless such day is otherwise designated as a Trading Day in writing by the Investor.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, or the OTCQB or OTCQX (or any successors to any of the foregoing).

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by its transfer agent (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise and (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within two (2) Trading Days following delivery of the Notice of Exercise.

Warrant #

4

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

iv. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

Warrant #

5

v. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Warrant #

6

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

c) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

Warrant #

7

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (and all of its Subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Securities and Exchange Commission pursuant to a Current Report on Form 8-K (to the extent the Company is a reporting company at the time of such event). The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Warrant #

8

d) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant, subject to the prior written consent of the Holder, and the terms of the Subscription Agreement, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Subscription Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Upon partial transfer, the Company shall promptly issue one or more Warrants representing the number of Shares purchasable thereunder to the assignee or assignees and the original holder, if applicable. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with, and make the same representations as, the Purchasers in the Subscription Agreement, including, but not limited to Section 2 of the Subscription Agreement.

Warrant #

9

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Warrant #

10

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Subscription Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Subscription Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

Warrant #

11

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Subscription Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

k) Amendment. This Warrant may not be modified or amended or the provisions hereof waived without the written consent of the Company and the Holder of this Warrant.

l) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

m) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

Warrant #

12

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

EPIEN MEDICAL, INC.

By:
Name:
Title:

Warrant #

13

NOTICE OF EXERCISE

TO: EPIEN MEDICAL, INC.

(1) The undersigned hereby elects to purchase____________________________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (Warrant #___________ ) (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] [if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:_________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_____________________________

_____________________________

_____________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:__________________________
Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:______________________

Title of Authorized Signatory:_______________________
Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant (Warrant #__________________ ) and all rights evidenced thereby are hereby assigned to

Name:	(Please Print)

Address:	(Please Print)

Phone Number:

Email Address:

Dated:______________________ __,______

Holder’s Signature:___________________________

Holder’s Address:____________________________

EXHIBIT F

Disbursement Agreement

DISBURSEMENT AGREEMENT

This Escrow Agreement (“Agreement”) is entered into among EPIEN Medical, Inc., a Minnesota corporation (“Company”), and the purchaser (“Purchaser”) listed on Schedule A to the Subscription Agreement between the Company and Purchaser (“Subscription”), in which this Agreement is attached as Exhibit E thereto and deemed merged and integrated into the Agreement, and (name). All capitalized terms herein are defined in the Subscription unless otherwise noted. Company and Purchaser are collectively referred to herein as the “Disbursing Parties.”

WHEREAS, in addition to the Subscription, Disbursing Parties are parties to the following related agreements: (a) Secured Convertible Promissory Note, (b) Security Agreement, and (c) Common Stock Purchase Warrant (collectively, along with the Subscription, “Investment Documents”).

WHEREAS, pursuant to the Subscription, the Consideration is to be deposited with the (name) in its attorney-client trust account (“Disbursing Account”) for disbursement pursuant to the terms therein, and the parties agree that such funds may be commingled by the (name) in the Disbursing Account with other escrowed funds on deposit with the (name).

WHEREAS, by executing the Subscription, Purchaser agrees to be bound by the terms and conditions of this Agreement.

WHEREAS, in order to establish the Disbursing Account and to effectuate certain provisions of the Subscription, the parties hereto have entered into this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1. Appointment of (name). Disbursing Parties hereby appoint (name) to serve hereunder. (name) hereby accepts such appointment and agrees to hold and distribute the Consideration on the Closing Date pursuant to and in accordance with the Subscription, and more specifically Section 1.7 thereto, and this Agreement. Disbursing Parties agree that the (name) shall not accept for deposit or retain any Investment Documents, unless otherwise agreed to by the parties in a writing supplementing the terms of this Agreement. The Company shall provide written notice to the (name) and Purchaser directing (name) to release the Consideration as provided for in Section 1.7 of the Agreement or to return the Consideration to Purchaser (“Release Notice”). The (name) shall release the Consideration in the manner set forth in the Release Notice within twenty-four (24) hours of receipt of the Release Notice. The failure of Purchaser to object to the Release Notice shall constitute Purchaser’s acceptance of the release of the Consideration, and shall constitute a release of the (name) by the Disbursing Parties of any and all claims or actions against the (name). Notwithstanding anything to the contrary herein, the parties agree the (name) shall retain sole discretion in determining whether a dispute arises between the Company and Purchaser related to the Consideration in the Disbursing Account, and the parties agree that the (name) may exercise its sole discretion in determining whether such a dispute warrants interpleading such funds with a court of competent jurisdiction (“Interpleader”). Upon instituting an Interpleader action and depositing the disputed funds with the court in such action, the (name) shall be fully relieved from any and all liability or obligation with respect to such interpleaded documents or funds.

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2. (name) Expenses. The Company agrees to pay (a) (amount) to (name) for establishing the Trust Account and for preparation of this Agreement, and (b) (amount) for each distribution of Consideration out of the Trust Account. In the event of Interpleader, the Disbursing Parties shall split equally the payment for those costs and fees, including but not limited to reasonable attorneys fees, incurred by the (name) in the Interpleader.

3. Reliance by the (name). The (name) shall not be responsible for the authenticity of any documents or signatures and may rely exclusively on and shall be protected when acting on any notice, affidavit, request, consent, instruction, check, or other document that it believes in good faith to be genuine, signed or presented by the proper person, duly authorized, or properly made. The (name) shall have no responsibility except the performance of its duties as stated herein, and no additional duties shall be inferred or implied under this Agreement.

4. Nature of (name) Obligations. The (name) shall have no duties or responsibilities other than those expressly set forth herein. The (name) shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The (name) shall be under no liability to the Disbursing Parties or anyone else, by reason of any failure, on the part of any Party or any maker, guarantor, endorser or other signatory of a document or any other person, to perform such person’s obligations under any such document. Except for amendments to this Agreement, and except for written instructions given to the (name) by the Disbursing Parties relating to the Subscription Documents, the (name) shall not be obligated to recognize any agreement between or among any of the Disbursing Parties, notwithstanding that references hereto may be made herein and whether or not it has knowledge thereof.

The (name) shall not be liable to the Disbursing Parties or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the (name)), statement, instrument, report, or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which a reasonable person would believe to be genuine and to be signed or presented by the proper person or persons. The (name) shall not be bound by any of the terms thereof, unless evidenced by written notice delivered to the (name) signed by the proper party or parties and, if the duties or rights of the (name) are affected, unless it shall give its prior written consent thereto.

The (name) shall not be responsible for the sufficiency or accuracy of the form, or of the execution, validity, value or genuineness of, any document or property received, held or delivered to it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein, unless the (name) had reason to know of the deficiency of any such form, document, or property; nor shall the (name) be responsible or liable to the Disbursing Parties, or to anyone else in any respect on account of the identity, authority or rights, of the person executing or delivering or purporting to execute or deliver any document or property or this Agreement, unless the (name) had reason to know of the lack of authority or rights of the person executing or purporting to execute or deliver the document or property. The (name) shall have no responsibility with respect to the use or application of the Investments pursuant to the provisions hereof.

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The (name) shall have the right to assume, based on reasonable inference, in the absence of written notice to the contrary from the proper person or persons, that a fact or an event, by reason of which an action would or might be taken by the (name), does not exist or has not occurred, without incurring liability to the Disbursing Parties, or to anyone else for any action taken or omitted to be taken or omitted, in good faith and in the exercise of reasonable judgment.

To the extent that the (name) becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the deposit of the Investments, or any payment made hereunder, the (name) may pay such taxes; and the (name) may withhold from any payment of the Investments such amount as the (name) estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose. The (name) shall be indemnified and held harmless against any liability for taxes and for any penalties in respect of taxes.

The (name) will be indemnified and held harmless by the Disbursing Parties from and against all expenses, including all counsel fees and disbursements, or loss suffered by the (name) in connection with any action, suit or proceedings involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the (name) hereunder, except for claims relating to negligence or intentional wrongdoing by (name) or breach of this Agreement by the (name), or the monies or other property held by it hereunder.

5. Miscellaneous. The Disbursing Parties consent to the This Agreement and the rights and obligations hereunder of the (name) may only be assigned by the (name) upon receiving informed written consent of the Disbursing Parties. This Agreement shall be binding upon and inure to the benefit of each party’s respective successors, heirs and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the (name) and the Disbursing Parties. This Agreement is intended to be for the sole benefit of the parties hereto and their respective successors, heirs and permitted assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Michigan. The representations and warranties contained in this Agreement shall survive the execution and delivery hereof and any investigations made by any Party. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms thereof.

6. Counterpart; Electronic and Facsimile Signatures. This Agreement may be executed in counterpart with electronic and facsimile signatures constituting originals.

7. Termination. This Escrow Agreement will terminate upon the final distribution of all of the Consideration.

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IN WITNESS WHEREOF, this Agreement has been executed on the date indicated below with effect as provided above.

COMPANY

EPIEN MEDICAL, INC., a Minnesota
corporation

By: Reginald Dupre

Its: Chief Executive Officer

(name)

(name)

By: (name)

Its: (title)

PURCHASER

See Subscription Agreement Signature
Incorporated Herein By Reference

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